                                                            EXHIBIT 10.183


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                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                          CHANNEL 46 OF TUCSON, INC.,

                    PAXSON COMMUNICATIONS OF TUCSON-46, INC.

                                      AND

                           SUNGILT CORPORATION, INC.

                                     * * *


                               SEPTEMBER 9, 1997


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                               TABLE OF CONTENTS

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
ARTICLE 1.        CERTAIN DEFINITIONS.............................................................................2
         Section 1.1       Terms Defined in this Section..........................................................2
         Section 1.2       Clarifications.........................................................................5

ARTICLE 2.        THE INITIAL CLOSING.............................................................................5
         Section 2.1       The Initial Closing....................................................................5
         Section 2.2       Sale of Initial Shares.................................................................5
         Section 2.3       Purchase Price.........................................................................6

ARTICLE 3.        ACTIONS TO BE TAKEN PRIOR TO THE INITIAL CLOSING................................................6
         Section 3.1       Organization of the Company............................................................6
         Section 3.2       Tower Site.............................................................................6
         Section 3.3       Extension Application..................................................................6
         Section 3.4       Pro Forma FCC Consent..................................................................6
         Section 3.5       Assignment of Construction Permit......................................................6
         Section 3.6       Conduct Pending the Initial Closing....................................................6
         Section 3.7       Loan Documents.........................................................................7

ARTICLE 4.        REPRESENTATIONS AND WARRANTIES OF BUYER REGARDING
                  THE INITIAL CLOSING.............................................................................7
         Section 4.1       Organization and Standing..............................................................7
         Section 4.2       Power and Authority....................................................................7
         Section 4.3       Conflicts..............................................................................8
         Section 4.4       Investment.............................................................................8
         Section 4.5       Disclosure.............................................................................8

ARTICLE 5.        REPRESENTATIONS AND WARRANTIES OF SELLER AND THE
                  COMPANY REGARDING THE INITIAL CLOSING...........................................................8
         Section 5.1       Organization and Standing..............................................................8
         Section 5.2       Power and Authority....................................................................8
         Section 5.3       Conflicts..............................................................................9
         Section 5.4       Exchange Act; Investment Company Act...................................................9
         Section 5.5       Capitalization.........................................................................9
         Section 5.6       Assets and Liabilities of the Company.  ..............................................10
         Section 5.7       Broker................................................................................10
         Section 5.8       Construction Permit...................................................................10
         Section 5.9       Tower Site............................................................................10
         Section 5.10      Consents..............................................................................10
         Section 5.11      Claims and Legal Actions..............................................................10
         Section 5.12      Disclosure............................................................................11

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
ARTICLE 6.        CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER AT
                  THE INITIAL CLOSING............................................................................11
         Section 6.1       Representations and Warranties........................................................11
         Section 6.2       Covenants and Conditions..............................................................11
         Section 6.3       Extension Application.................................................................11
         Section 6.4       Approvals for Tower Site..............................................................11
         Section 6.5       Contribution..........................................................................11
         Section 6.6       Tower Site............................................................................12
         Section 6.7       Deliveries.  .........................................................................12
         Section 6.8       Construction Permit; Adverse Proceedings..............................................13
         Section 6.9       No Liabilities........................................................................13
         Section 6.10      Loan Documents........................................................................13

ARTICLE 7.        CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER
                  AND THE COMPANY AT THE INITIAL CLOSING.........................................................13
         Section 7.1       Representations and Warranties........................................................13
         Section 7.2       Covenants and Conditions..............................................................13
         Section 7.3       Deliveries............................................................................13
         Section 7.4       Adverse Proceedings...................................................................14

ARTICLE 8.        CONSTRUCTION AND OPERATION OF THE STATION......................................................14
         Section 8.1       General...............................................................................14
         Section 8.2       FCC Consent...........................................................................15
         Section 8.3       Employee Benefit Plans................................................................15
         Section 8.4       Labor Relations.......................................................................15
         Section 8.5       Licenses..............................................................................16
         Section 8.6       Compliance with Laws..................................................................16
         Section 8.7       Notification..........................................................................16
         Section 8.8       Preservation of Business..............................................................16
         Section 8.9       Performance of Agreements.............................................................16
         Section 8.10      Cable Carriage........................................................................16

ARTICLE 9.        THE OPTION AND THE SECOND CLOSING..............................................................16
         Section 9.1       Call Option...........................................................................16
         Section 9.2       Put Option.
 .................................................................................................................17
         Section 9.3       The Second Closing....................................................................18
         Section 9.4       Sale of Option Shares.................................................................18
         Section 9.5       Purchase Price for Option Shares......................................................18
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
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ARTICLE 10.       REPRESENTATIONS AND WARRANTIES OF BUYER REGARDING
                  THE SECOND CLOSING.............................................................................19

ARTICLE 11.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                  COMPANY AND SELLER REGARDING THE SECOND CLOSING
                   ..............................................................................................19
         Section 11.1      Contracts.............................................................................19
         Section 11.2      Copyrights, Trademarks and Similar Rights.............................................19
         Section 11.3      Governmental Authorizations...........................................................20
         Section 11.4      Title to and Condition of Real Property...............................................20
         Section 11.5      Title to and Condition of Tangible Personal Property..................................20
         Section 11.6      Compliance With Laws..................................................................21
         Section 11.7      Reports...............................................................................21
         Section 11.8      Public Inspection File................................................................21
         Section 11.9      Taxes.................................................................................21
         Section 11.10     Dividends and Redemptions.............................................................21
         Section 11.11     Notices; Condemnation.................................................................21
         Section 11.12     Liabilities of the Company............................................................22
         Section 11.13     Disclosure............................................................................22

ARTICLE 12.       CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER AT
                  THE SECOND CLOSING.............................................................................22
         Section 12.1      Representations and Warranties........................................................22
         Section 12.2      Covenants and Conditions..............................................................22
         Section 12.3      FCC Consent...........................................................................22
         Section 12.4      Consents..............................................................................22
         Section 12.5      Deliveries.  .........................................................................23
         Section 12.6      Adverse Proceedings...................................................................23
         Section 12.7      Time Brokerage Agreement..............................................................24
         Section 12.8      Adverse Change........................................................................24

ARTICLE 13.       CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER
                  AND THE COMPANY AT THE SECOND CLOSING..........................................................24
         Section 13.1      Representations and Warranties........................................................24
         Section 13.2      Covenants and Conditions..............................................................24
         Section 13.3      FCC Consent...........................................................................24
         Section 13.4      Consents..............................................................................24
         Section 13.5      Deliveries.  .........................................................................24
         Section 13.6      Time Brokerage Agreement..............................................................25
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
         Section 13.7      Adverse Proceedings...................................................................25

ARTICLE 14.       JOINT COVENANTS................................................................................25
         Section 14.1      Confidentiality.......................................................................25
         Section 14.2      Cooperation...........................................................................25
         Section 14.3      Governmental Consents.................................................................26
         Section 14.4      Station Operation and Contracts.......................................................26

ARTICLE 15.       TRANSFER TAXES; FEES AND EXPENSES..............................................................26
         Section 15.1      Transfer Taxes........................................................................26
         Section 15.2      Filing Fees...........................................................................26
         Section 15.3      Expenses..............................................................................26

ARTICLE 16.       ESCROW DEPOSIT.................................................................................27
         Section 16.1      Escrow Deposit........................................................................27

ARTICLE 17.       RISK OF LOSS...................................................................................28
         Section 17.1      Risk of Loss..........................................................................28
         Section 17.2      Postponement of the Second Closing Date...............................................28
         Section 17.3      Option to Terminate...................................................................28

ARTICLE 18.       TERMINATION RIGHTS.............................................................................28
         Section 18.1      Termination by the Parties............................................................28
         Section 18.2      Termination by Buyer..................................................................29

ARTICLE 19.       SPECIFIC PERFORMANCE...........................................................................29

ARTICLE 20.       INDEMNIFICATION................................................................................29
         Section 20.1      Seller's and the Company's Indemnification............................................29
         Section 20.2      Buyer's Indemnification...............................................................30
         Section 20.3      Notice of Claim.......................................................................30
         Section 20.4      Assumption and Defense of Third-Party Action..........................................30
         Section 20.5      Limitation Period.....................................................................31

ARTICLE 21.       OTHER PROVISIONS...............................................................................31
         Section 21.1      Survival of Representations, Warranties and Covenants.................................31
         Section 21.2      Press Releases........................................................................31
         Section 21.3      Further Assurances....................................................................31
         Section 21.4      Benefit and Assignment................................................................31
         Section 21.5      Entire Agreement......................................................................31
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
         Section 21.6      Headings..............................................................................32
         Section 21.7      Governing Law.........................................................................32
         Section 21.8      Notices...............................................................................32
         Section 21.9      Counterparts..........................................................................33
         Section 21.10     PCC Guaranty..........................................................................33
         Section 21.11     Shareholders Guaranty.................................................................33


                            EXHIBITS AND SCHEDULES TO
                            STOCK PURCHASE AGREEMENT

                                    EXHIBITS

         EXHIBIT A                  --       Time Brokerage Agreement
         EXHIBIT B                  --       Construction Agreement
         EXHIBIT C                  --       Shareholders Agreement
         EXHIBIT D                  --       Escrow Agreement

                                   SCHEDULES

         Schedule 5.6               --       Assets
         Schedule 5.9               --       Transmitter Site
         Schedule 6.7(f)            --       Opinions of Counsel to Seller and
                                             the Company (Initial Closing)
         Schedule 7.3(d)            --       Opinion of Counsel to Buyer
                                             (Initial Closing)
         Schedule 12.5(h)           --       Opinions of Counsel to Seller and
                                             the Company (Second Closing)
         Schedule 13.5(d)           --       Opinion of Counsel to Buyer (Second
                                             Closing)

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of the 9th day of September, 1997, by and among SUNGILT CORPORATION, INC. a __________ corporation ("Seller"); CHANNEL 46 OF TUCSON, INC., a Delaware corporation (the "Company"); and PAXSON COMMUNICATIONS OF TUCSON-46, INC., a Florida corporation ("Buyer").

                              W I T N E S S E T H

         WHEREAS, Seller is the holder of a construction permit, File No. BMPCT-960801LM ("Construction Permit"), issued by the Federal Communications Commission ("FCC") for new television station KXGR, Channel 46, Green Valley, Arizona (the "Station") and has pending before the FCC an application to extend the Construction Permit, File No. BMPCT-970424KF (the "Extension Application").

         WHEREAS, subject to the pro forma assignment of the Construction Permit from Seller to the Company, Seller intends to convey the Construction Permit to the Company in exchange for all of the outstanding common stock of the Company;

         WHEREAS, Buyer desires to purchase from Seller, following the acquisition of the Construction Permit by the Company, forty-nine percent (49%) of the outstanding common stock of the Company, subject to the terms and conditions set forth herein;

         WHEREAS, Buyer desires to grant to Seller an option to require Buyer to purchase the remaining fifty-one percent (51%) of the outstanding common stock of the Company, and Seller desires to grant to Buyer an option to purchase such stock, subject to the terms and conditions set forth herein; and

         WHEREAS, in connection with the foregoing transactions, (a) Buyer, Seller and the Company desire to enter into a Shareholders Agreement setting forth, among other things, certain restrictions relating to the issuance and sale of the capital stock of the Company, (b) Buyer and the Company desire to enter into a Construction Agreement, pursuant to which Buyer agrees to provide certain services in connection with the construction of the Station; (c) Buyer and the Company desire to enter into a Lease Agreement pursuant to which Buyer agrees to lease to the Company certain assets used or useful in the business and operations of the Station; and (d) Buyer and the Company desire to enter into a Time Brokerage Agreement, pursuant to which, upon completion of construction of the Station and commencement of broadcast operations, Buyer shall provide programming for broadcast on the Station, subject to the rules, regulations and policies of the FCC.

         NOW, THEREFORE, in consideration of these premises and the mutual covenants, conditions and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE 1.        CERTAIN DEFINITIONS

         Section 1.1 Terms Defined in this Section. The following terms, as used in this Agreement, have the meanings set forth in this Section:

         "Call" means the requirement of Seller to convey the Option Shares to Buyer in the manner described in Section 9.1.

         "Call Notice" means the written notice sent by Buyer to Seller requiring Seller to convey all of the Option Shares to Buyer in the manner described in Section 9.1.

         "Closings" means the collective reference to the Initial Closing and the Second Closing.

         "Common Stock" means all of the issued and outstanding shares of capital stock of the Company, consisting of 1,000 shares of voting common stock, par value $.01 per share.

         "Communications Act" means the Communications Act of 1934, as amended, the Telecommunications Act of 1996 and the rules and regulations promulgated thereunder.

         "Consents" means the consents, permits, or approvals of government authorities and other third parties necessary to transfer the Construction Permit to the Company and to transfer the Common Stock to Buyer or otherwise to consummate the transactions contemplated by this Agreement.

         "Construction Agreement" means the Construction Agreement to be entered into by Buyer and the Company, substantially in the form of Exhibit B.

         "Contracts" means all contracts, leases, non-governmental licenses, and other agreements (including leases for personal or real property and employment agreements), written or oral (including any amendments and other modifications thereto) to which the Company is a party or that are binding upon the Company, and (a) that are in effect on the date of this Agreement or (b) that are entered into by the Company between the date of this Agreement and the Second Closing Date.

         "Escrow Agent" means First Union National Bank of Florida.

         "Escrow Agreement" means the Escrow Agreement to be entered into among Buyer, Seller, the Company and the Escrow Agent, substantially in the form of Exhibit D.

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

         "Escrow Deposit" means $100,000 in cash deposited by Buyer with the Escrow Agent pursuant to the Escrow Agreement.

         "FCC Consent" means action by the FCC granting its consent to the transfer of control of the Company as contemplated by this Agreement.

         "FCC Licenses" means those licenses, permits, and authorizations issued by the FCC in connection with the business and operations of the Station.

         "Final Order" means an action by the FCC that has not been reversed, stayed, enjoined, set aside, annulled, or suspended, and with respect to which no requests are pending for administrative or judicial review, reconsideration, appeal, or stay, and the time for filing any such requests and the time for the FCC to set aside the action on its own motion have expired.

         "Initial Closing" means the consummation of the purchase and sale of the Initial Shares pursuant to this Agreement in accordance with the provisions of Article 2.

         "Initial Closing Date" means the date on which the Initial Closing occurs, as determined pursuant to Section 2.1.

         "Initial Shares" means 490 shares of the voting common stock, par value $.01 per share, of the Company representing 49% of the issued and outstanding shares of the capital stock of the Company.

         "Initial Shares Purchase Price" has the meaning set forth in Section
2.3.

         "Intangibles" means all copyrights, trademarks, trade names, service marks, service names, licenses, patents, permits, jingles, proprietary information, technical information and data, machinery and equipment warranties, and other similar intangible property rights and interests (and any goodwill associated with any of the foregoing) applied for, issued to, or owned by the Company or under which the Company is licensed or franchised and that are used or useful in the business and operations of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

         "Licenses" means all licenses, permits, construction permits, and other authorizations issued as of the date hereof by the FCC, the Federal Aviation Administration, or any other federal, state, or local governmental authorities for the construction or operation of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

         "Option Price" shall have the meaning set forth in Section 9.5.

         "Option Shares" means 510 shares of the voting common stock, par value $.01 per share, of the Company representing 51% of the issued and outstanding shares of the capital stock of the Company.

         "Pro Forma FCC Consent" means the action by the FCC granting its consent to the pro forma assignment of the Construction Permit from Seller to the Company.

         "Put" means the requirement of Buyer to purchase the Option Shares from Seller in the manner described in Section 9.2.

         "Put Notice" means the written notice sent by Seller to Buyer requiring Buyer to purchase from Seller the Option Shares in the manner described in Section 9.2.

         "Real Property" means all interests in real property, including fee estates, leaseholds and subleaseholds, purchase options, easements, licenses, rights to access, and rights of way, and all buildings and other improvements thereon, owned or held by the Company that are used or useful in the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

         "Second Closing" means the consummation of the purchase and sale of the Option Shares pursuant to this Agreement in accordance with the provision of Article 9.

         "Second Closing Date" means the date on which the Second Closing occurs, as determined pursuant to Section 9.3.

         "Shareholders Agreement" means the Shareholders Agreement to be entered into upon the Initial Closing among Buyer, Seller and the Company, substantially in the form of Exhibit C.

         "Tangible Personal Property" means all machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, inventory, spare parts, and other tangible personal property owned or held by the Company that is used or useful in the conduct of the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

         "Taxes" (and, with correlative meaning, "Taxes" and "Taxable") means all federal, state, local or foreign income, gross receipts, windfall profits, severance, property, production, sales, use, license, excise, franchise, capital, transfer, employment, withholding and other taxes and assessments, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties, and "Tax" means any one of such Taxes.

         "Tax Returns" means all federal, state, local and foreign income, franchise, sales, use, occupation, property, excise, alternative or add-on minimum, social security, employees' withholding, unemployment, disability, transfer, capital stock and other tax returns and tax reports, and "Tax Return" means any one of such Tax Returns.

         "Time Brokerage Agreement" means the Time Brokerage Agreement to be entered into by Buyer and the Company, substantially in the form of Exhibit A.

         "Transaction Documents" means the Construction Agreement, Time Brokerage Agreement and Shareholders Agreement.

         Section 1.2 Clarifications. Words used herein, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender and any other number as the context requires. Use of the word "including" herein shall be deemed and construed to mean "including but not limited to." Except as specifically otherwise provided in this Agreement in a particular instance, a reference to a Section, Exhibit or Schedule is a reference to a Section of this Agreement or a Schedule or an Exhibit hereto, and the terms "hereof," "herein" and other like terms refer to this Agreement as a whole, including the Schedules and Exhibits hereto, and not solely to any particular part hereof.

ARTICLE 2.        THE INITIAL CLOSING

         Section 2.1 The Initial Closing. The Initial Closing shall take place at 10:00 a.m., Washington, D.C. time, on a date to be set by Buyer on no less than five (5) days' written notice to Seller, which date shall not be sooner than the first business day after the date on which the Pro Forma FCC Consent has been granted by the FCC and shall not be later than the tenth business day after the date on which the Pro Forma FCC Consent has become a Final Order, subject to the satisfaction of all other conditions precedent to the holding of the Initial Closing. The Initial Closing shall take place at the offices of Dow, Lohnes & Albertson, 1200 New Hampshire Avenue, N.W., Suite 800, Washington, D.C. 20036, or such other place as the parties shall mutually agree. If Buyer fails to specify the date for Initial Closing prior to the fifth business day after the date upon which the Pro Forma FCC Consent has become a Final Order, the Initial Closing shall take place on the tenth business day after the date upon which the Pro Forma FCC Consent has become a Final Order.

         Section 2.2 Sale of Initial Shares. Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell, transfer and deliver to Buyer on the Initial Closing Date, and Buyer agrees to purchase, the Initial Shares, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever.

         Section 2.3 Purchase Price. The purchase price for the Initial Shares (the "Initial Shares Purchase Price") shall be Two Hundred Sixty-Five Thousand Dollars ($265,000). Fifteen Thousand Dollars ($15,000) of the Initial Shares Purchase Price shall be paid on the date of execution of this Agreement and the remaining portion of the Initial Shares Purchase Price shall be paid at the Initial Closing by Buyer to Seller, in accordance with written instructions provided by Seller to Buyer no less than two (2) business days prior to the Initial Closing Date, by wire transfer of immediately available federal funds.

ARTICLE 3.        ACTIONS TO BE TAKEN PRIOR TO THE INITIAL CLOSING

         Section 3.1 Organization of the Company. Seller shall cause the Company to be formed in the State of Delaware and to be duly qualified to conduct business in the State of Arizona.

         Section 3.2 Tower Site. Prior to the Initial Closing, Seller shall cause the Company to enter into a Tower Lease, acceptable to Buyer, providing for the construction and operation of the Station's transmission facilities at the Tower Site specified in the Construction Permit.

         Section 3.3 Extension Application. Seller shall vigorously prosecute the Extension Application before the FCC. Seller shall promptly file following the date hereof a request with the FCC for a special temporary authority (the "Special Temporary Authority") to operate the Station at a minimum power level of 10 kilowatts. Such request shall be in form reasonably acceptable to Buyer. Seller and the Company shall consult with Buyer with respect to its content and any actions to be taken with respect thereto. Seller shall vigorously prosecute the Special Temporary Authority before the FCC.

         Section 3.4 Pro Forma FCC Consent. Seller and the Company shall prepare and, within five (5) business days after the date of this Agreement, file with the FCC an appropriate application for the Pro Forma FCC Consent. Seller and the Company shall thereafter prosecute the application for the Pro Forma FCC Consent with all diligence and otherwise use its best efforts to obtain a grant of the application for the Pro Forma FCC Consent as expeditiously as possible.

         Section 3.5 Assignment of Construction Permit. Upon the grant of the Pro Forma FCC Consent, Seller shall contribute the Construction Permit to the Company in exchange for all of the shares of Common Stock not then owned by Seller, pursuant to conveyancing documents in form and substance acceptable to Buyer.

         Section 3.6 Conduct Pending the Initial Closing. Between the date hereof and the Initial Closing Date, unless Buyer shall otherwise consent in writing, Seller and the Company covenant and agree:

                  (a) to perform all acts necessary to carry out the transactions contemplated by this Agreement and not to: (i) sell, transfer or encumber the Common Stock or the Construction Permit other than as contemplated herein; (ii) perform or suffer any acts within their control that are inconsistent with their representations, warranties, covenants and agreements set forth herein and (iii) amend the Certificate of Incorporation or Bylaws of the Company; and

                  (b) to notify Buyer promptly of (i) any adverse development with respect to the Extension Application or the Pro Forma FCC Consent or (ii) the commencement or threat of any claim; suit; action; arbitration; legal, administrative or other proceeding; governmental investigation; or tax audit against Seller or the Company or affecting the Station; and

                  (c) to cooperate fully with Buyer in taking any and all actions necessary or desirable for the consummation of the transactions contemplated by this Agreement; and

                  (d) that the Company shall not create, incur, assume or guarantee any indebtedness, obligation or liability.

ARTICLE 4.        REPRESENTATIONS AND WARRANTIES OF BUYER REGARDING
                  THE INITIAL CLOSING

         As an inducement to Seller and the Company to enter into this Agreement and consummate the transactions contemplated to occur upon the Initial Closing, Buyer represents and warrants to Seller and the Company as follows:

         Section 4.1 Organization and Standing. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and shall be, on or before the Initial Closing Date, duly qualified to conduct business as a foreign corporation in the State of Arizona.

         Section 4.2 Power and Authority. Buyer has full corporate power and authority to enter into this Agreement and the other documents contemplated hereby, and to perform and comply with the terms, covenants and conditions to be performed or complied with by Buyer hereunder and thereunder. This Agreement constitutes, and any other instrument contemplated hereby when executed and delivered by Buyer at the Initial Closing, will constitute, the legal, valid and binding obligations of Buyer, enforceable in accordance with their terms, except as such enforceability may be affected by bankruptcy, insolvency or similar laws and by court-applied equitable principles.

         Section 4.3 Conflicts. The execution and delivery of this Agreement and the instruments or documents to be delivered by Buyer pursuant to this Agreement at the Initial Closing, the consummation of the transactions contemplated by this Agreement at the Initial Closing, and compliance with the terms, conditions and provisions of this Agreement at the Initial Closing by Buyer, with or without the giving of notice or the passage of time, or both, do not and will not: (i) contravene any provision of Buyer's Articles of Incorporation or Bylaws; (ii) conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any indenture, mortgage, loan or credit agreement or any other agreement or instrument to which Buyer is a party or by which it or its assets may be bound or affected, or any decree, judgment or order of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign, or any applicable law, ordinance, rule or regulation, including but not limited to the Communications Act; or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Buyer's assets or give to others any interests or rights therein.

         Section 4.4 Investment. Buyer will acquire the Initial Shares for its own account for investment and not with a present view to distribute or resell the same.

         Section 4.5 Disclosure. No representation or warranty by Buyer in this Agreement, and no schedule, document, statement, certificate furnished or to be furnished by Buyer to Seller or the Company pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading

ARTICLE 5.       REPRESENTATIONS AND WARRANTIES OF SELLER AND THE
                 COMPANY REGARDING THE INITIAL CLOSING

         As an inducement to Buyer to enter into this Agreement and consummate the transactions contemplated to occur upon the Initial Closing, Seller and the Company jointly and severally represent and warrant to Buyer as follows:

         Section 5.1 Organization and Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and shall be, on or before the Initial Closing, duly qualified to conduct business in the State of Arizona. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of _______ and is duly qualified to conduct business in the State of Arizona. Seller has delivered to Buyer true and complete copies of (a) the Articles of Incorporation and By-laws of Seller and (b) the Certificate of Incorporation and By-laws of the Company.

         Section 5.2 Power and Authority. Each of Seller and the Company has full power and authority to enter into this Agreement and the other documents contemplated hereby, and to perform and comply with the terms, covenants and conditions to be performed or complied with by Seller or the Company hereunder or thereunder. This Agreement constitutes, and any other instrument contemplated hereby, when executed and delivered by Seller or the Company at the Initial Closing, will constitute, the legal, valid and binding obligations of Seller and the Company, enforceable in accordance with their terms, except as such enforceability may be affected by bankruptcy, insolvency or similar laws and by court-applied equitable principles.

         Section 5.3 Conflicts. The execution and delivery of this Agreement and the instruments or documents to be delivered by Seller or the Company pursuant to this Agreement at the Initial Closing, the consummation of the transactions contemplated by this Agreement at the Initial Closing, and compliance with the terms, conditions and provisions of this Agreement at the Initial Closing by Seller and the Company, with or without the giving of notice or the passage of time, or both, do not and will not: (i) contravene any provision of the Certificate of Incorporation or By-laws of the Company or Seller, (ii) conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any indenture, mortgage, loan or credit agreement or any other agreement or instrument to which Seller or the Company is a party or by which Seller or the Company or any of their respective assets may be bound or affected, or any decree, judgment or order of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign, or any applicable law, ordinance, rule or regulation, including but not limited to the Communications Act; or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the assets of Seller or the Company or the Common Stock or give to others any interests or rights therein.

         Section 5.4 Exchange Act; Investment Company Act. No securities of the Company are required to be registered under Section 12 of the Securities and Exchange Act of 1934, as amended. Neither Seller nor the Company is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         Section 5.5 Capitalization. The Company's capital stock consists solely of One Thousand (1,000) shares of duly authorized voting common stock, with a par value of $.01 per share, of which One Hundred (100) shares are issued and outstanding on the date hereof (the "Outstanding Stock"). The Outstanding Stock is and, as of the Initial Closing, the remaining shares of Common Stock will be, validly issued and outstanding, fully paid and nonassessable. The Outstanding Stock constitutes on the date hereof all of the issued and outstanding capital stock of the Company and on the Initial Closing Date, the Common Stock will constitute all of the issued and outstanding capital stock of the Company. There are no outstanding securities convertible into or exchangeable for, and no outstanding options, warrants or other rights to purchase or to subscribe for, any shares of capital stock or other securities of the Company, other than as set forth herein. There are no outstanding agreements, arrangements, commitments or understandings of any kind affecting or relating to the voting, issuance, purchase, redemption, repurchase or transfer of any of the capital stock of the Company, other than as set forth herein or in the Shareholders Agreement. Except as provided herein, there are no options, warrants, rights or any other agreement or instrument giving any person any right under any circumstances to acquire any shares of capital stock of the Company. Seller has good and valid marketable title to the Outstanding Stock and the sole right to vote, sell, transfer and deliver the Outstanding Stock and on the Closing Date, Seller will have good and marketable title to the Common Stock and the sole right to vote, sell, transfer and deliver the Common Stock. Except as contemplated by this Agreement, neither the Company nor Seller has agreed with any person to sell, transfer or deliver the Outstanding Stock or other capital stock of the Company. Upon the sale of the Initial Shares to Buyer hereunder, Buyer shall have good and valid marketable title thereto, free and clear of all liens, encumbrances, security interests and restrictions of any kind and such Initial Shares shall represent 49% of the issued and outstanding shares of the Company.

         Section 5.6 Assets and Liabilities of the Company. As of the Initial Closing Date, the Company shall own and have good and marketable title to the assets and properties listed on Schedule 5.6, including, without limitation, the Construction Permit, and shall have no debts, obligations or liabilities of any kind whatsoever, whether accrued, contingent or otherwise, except those arising under this Agreement, the Transaction Documents, the Tower Lease and the Communications Act.

         Section 5.7 Broker Neither Seller, the Company nor any person acting on their behalf has incurred any liability for any finder's or broker's fees or commissions in connection with the transactions contemplated by this Agreement, except for such fees and commissions owed equally by Seller and Buyer to Patrick Communications Corporation, which fees and commissions total $117,500.

         Section 5.8 Construction Permit. The Construction Permit has been validly issued and on the date hereof, Seller is the authorized legal holder thereof and on the Initial Closing Date, the Company will be the authorized legal holder thereof. The Construction Permit is in full force and effect and is not subject to any restriction or condition that would delay or adversely affect the construction of the Station. Seller and the Company are in compliance in all material respects with the Construction Permit and all laws, regulations, and rules, including the Communications Act. Each of Seller and the Company have filed all returns, reports and statements required to be filed in connection with the Construction Permit.

         Section 5.9 Tower Site. On the Initial Closing Date, Company shall have valid and enforceable lease for the site described on Schedule 5.9 hereto (the "Tower Site").

         Section 5.10 Consents. To the best of Seller's knowledge, except for the Pro Forma FCC Consent and the grant of the Extension Application, no consent, approval, permit or authorization of, or filing with, any governmental authority or other party is required to consummate the transactions contemplated by this Agreement at or before the Initial Closing.

         Section 5.11 Claims and Legal Actions. There is no claim, legal action, suit, arbitration, counterclaim, governmental investigation or other proceeding, nor any order, decree or judgment, in progress or pending, or to the knowledge of Seller, threatened against Seller or the Company.

         Section 5.12 Disclosure. No representation or warranty by Seller or the Company in this Agreement, and no schedule, document, statement, certificate furnished or to be furnished by Seller or the Company to Buyer pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

ARTICLE 6.        CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER AT
                  THE INITIAL CLOSING

         The obligations of Buyer at the Initial Closing are subject to the fulfillment prior to or at the Initial Closing of the following conditions (any one or more of which may be waived in whole or in part by Buyer at Buyer's option):

         Section 6.1 Representations and Warranties. The representations and warranties of Seller and the Company contained in this Agreement relating to the Initial Closing shall be true and correct in all material respects on and as of the Initial Closing Date, with the same force and effect as though made on and as of such date.

         Section 6.2 Covenants and Conditions. Seller and the Company shall have performed in all material respects all of their respective obligations and agreements and complied with all of their respective covenants and conditions contained in this Agreement to be performed or complied with by Seller and the Company on or before the Initial Closing Date.

         Section 6.3 Extension Application. The FCC shall have granted either the Extension Application or the Special Temporary Authority without any material adverse conditions and such grant shall have become a Final Order.

         Section 6.4 Approvals for Tower Site. Seller and the Company shall have obtained all necessary governmental consents or approvals required for the construction and operation of the Station at the Tower Site, and any such construction shall have been conducted in accordance with the terms of such consents or approvals and with any applicable laws, rules and regulations of any governmental authority, including, without limitation, the FCC, any municipality or the Federal Aviation Administration.

         Section 6.5 Contribution. The Pro Forma FCC Consent shall have been granted and shall have become a Final Order, and Seller shall have contributed the Construction Permit to the Company in accordance with Section 3.5, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever.

         Section 6.6 Tower Site. Company shall have a valid and enforceable lease for the Tower Site.

         Section 6.7 Deliveries. Seller and the Company shall have delivered to Buyer the following, in form and substance reasonably satisfactory to Buyer and Buyer's Counsel:

                 (a) Initial Shares. Certificates representing the Initial Shares, which shall be either duly endorsed or accompanied by stock powers duly executed in favor of Buyer.

                  (b) Certificate of Incorporation. A copy of the Certificate of Incorporation of the Company, certified as of a date not earlier than ten
(10) days prior to the Initial Closing Date by the Secretary of State of Delaware.

                  (c) Bylaws. A copy of the Bylaws of the Company, certified as of the Initial Closing Date by the Secretary or an Assistant Secretary of the Company.

                  (d) Resolutions. Copies of resolutions adopted by the Board of Directors and shareholders of the Company, authorizing and approving the execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, certified by the Secretary or an Assistant Secretary of the Company, respectively, as being true and complete on the Initial Closing Date.

                  (e) Certificates. Certificates, dated as of the Initial Closing Date, executed on behalf of Seller and the Company by Seller and an officer of the Company, respectively, each certifying: (1) that the representations and warranties of Seller and the Company contained in this Agreement are true and complete in all material respects as of the Initial Closing Date as though made on and as of that date; and (2) that Seller and the Company have performed in all material respects all of their respective obligations and agreements under this Agreement to be performed and complied with by Seller and the Company on or before the Initial Closing Date.

                  (f) Opinions of Counsel. Opinions of Seller's and the Company's counsel and communications counsel dated as of the Initial Closing Date, substantially in the form of Schedule 6.7(f) hereto.

                  (g) Consents. A manually executed copy of any instrument evidencing receipt of any Consent.

                  (h) Transaction Documents. Copies of the Transaction Documents duly executed by Seller and the Company.

                  (i) Additional Instruments. Such additional instruments and documents as may be required to consummate the transactions contemplated hereby.

         Section 6.8 Construction Permit; Adverse Proceedings. The Company shall be the legal and valid holder of the Construction Permit and the Construction Permit shall be in full force and effect without any modification thereto other than as set forth in the Extension Application. Except for proceedings relating to the television broadcast industry generally, there shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which is reasonably likely to adversely affect the construction, business, property, assets or condition (financial or otherwise) of the Station or the Company or which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

         Section 6.9 No Liabilities The Company shall have no debts, obligations or liabilities of any kind whatsoever, whether accrued, contingent or otherwise except for this Agreement, the Transaction Documents and the Communications Act.

ARTICLE 7. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER AND THE COMPANY AT THE INITIAL CLOSING

         The obligations of Seller and the Company at the Initial Closing are subject to the fulfillment prior to or at the Initial Closing of the following conditions (any one or more of which may be waived in whole or in part by Seller and the Company at their option):

         Section 7.1 Representations and Warranties. The representations and warranties of Buyer contained in this Agreement relating to the Initial Closing shall be true and correct in all material respects on and as of the Initial Closing Date, with the same force and effect as though made on and as of such date.

         Section 7.2 Covenants and Conditions. Buyer shall have performed in all material respects all of its obligations and agreements and complied with all of its covenants and conditions contained in this Agreement to be performed or complied with by Buyer on or before the Initial Closing Date.

         Section 7.3 Deliveries. Buyer shall have delivered to Seller and the Company the following in form and substance reasonably satisfactory to Seller, the Company and their Counsel:

                 (a) Purchase Price. The Initial Shares Purchase Price described in Section 2.3.

                 (b) Resolutions. Copies of resolutions adopted by the Board of Directors of Buyer, authorizing and approving the execution of this Agreement and the consummation of the transactions contemplated hereby, certified by its Secretary as being true and correct on the Initial Closing Date.

                 (c) Officer's Certificate. A certificate, dated as of the Initial Closing Date, executed on behalf of Buyer by an officer of Buyer, certifying (1) that the representations and warranties of Buyer contained in this Agreement are true and complete in all material respects as of the Initial Closing Date as though made on and as of that date, and (2) that Buyer has performed in all material respects all of its obligations and agreements under this Agreement to be performed and complied with by Buyer on or before the Initial Closing Date.

                 (d) Opinion of Counsel. An opinion of Buyer's counsel dated as of the Initial Closing Date, substantially in the form of Schedule 7.3(d) hereto.

                 (e) Transaction Documents. Copies of the Transaction Documents duly executed by Buyer.

                 (f) Additional Instruments. Such additional instruments and documents as may be required to consummate the transactions contemplated hereby.

         Section 7.4 Adverse Proceedings. There shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

ARTICLE 8. CONSTRUCTION AND OPERATION OF THE STATION

         Section 8.1 General. Following the date hereof and prior to the Second Closing Date without Buyer's prior written consent: (i) neither the Company nor Seller shall enter into any contracts or agreements creating any security interests, mortgages, liens or encumbrances on the assets of the Company or the Station; (ii) Seller shall not enter into any contract or agreement creating any liens or security interests in any shares of capital stock of the Company;
(iii) the Company shall be operated in a prudent and businesslike manner and in accordance with the other covenants in this Article 8; (iv) the Company shall not amend its Certificate of Incorporation or By-Laws; and (v) neither Seller nor the Company shall take or permit, or agree to take or permit, any action within Seller's or the Company's control that is inconsistent with the proper performance of their obligations under this Agreement, including but not limited to, the issuance or sale of any capital stock of the Company or the granting to any person or entity, other than Buyer, an option or similar right to purchase any of the Company's capital stock.

         Section 8.2 FCC Consent.

                 (a) The conveyance of the Option Shares by Seller to Buyer as contemplated by this Agreement is subject to the prior consent and approval of the FCC.

                 (b) Seller and Buyer shall prepare and, within five (5) business days after the first to occur of Buyer's receipt of the Put Notice (as defined below) or Seller's receipt of the Call Notice (as defined below), shall file with the FCC an appropriate application for the FCC Consent. Seller and Buyer shall thereafter prosecute the application for the FCC Consent with all diligence and otherwise use their respective best efforts to obtain a grant of the application for the FCC Consent as expeditiously as possible. Each party agrees to comply with any condition imposed on it by the FCC Consent, except that no party shall be required to comply with a condition if (i) the condition was imposed on it as the result of a circumstance the existence of which does not constitute a breach by that party of any of its representations, warranties, or covenants hereunder, and (ii) compliance with the condition would have a material adverse effect upon it. Buyer and Seller shall oppose any petitions to deny or other objections filed with respect to the application for the FCC Consent and any requests for reconsideration or judicial review of the FCC Consent.

                      (c) If the Second Closing shall not have occurred for any reason within the original effective period of the FCC Consent and neither party shall have terminated this Agreement under Article 18, the parties shall jointly request one or more extensions of the effective period of the FCC Consent. No extension of the effective period of the FCC Consent shall limit the exercise by either party of its right to terminate the Agreement under
Article 18.

         Section 8.3 Employee Benefit Plans. Except as may be consented to in writing by Buyer, the Company will not adopt any employee benefit plans or arrangements applicable to the employees of the Company, including, without limitation, pension or thrift plans, individual or supplemental pension or accrued compensation arrangements, incentive plans, or bonus and termination arrangements; provided, however, that nothing herein shall prevent the Company from adopting reasonable policies on vacation and sick leave for its employees or offering them participation in employer-paid group health plans or any other benefits required by law.

         Section 8.4 Labor Relations. Neither the Seller nor the Company (i) will enter into any collective bargaining agreement with respect to the Station; (ii) will enter into any written or oral contracts of employment;
(iii) will incur any fixed or contingent liabilities or obligations with respect to any person employed at the Station; and (iv) will fail to comply in all material respects with applicable laws, rules and regulations relating to the employment of labor including, without limitation, those related to wages, hours, collective bargaining, occupational safety, discrimination, and the payment of social security and other payroll related taxes.

         Section 8.5 Licenses. Neither the Seller nor the Company shall cause, or fail to take any action necessary to prevent, (i) any License to expire, be surrendered or modified; (ii) any governmental authority to institute proceedings for the suspension, revocation, or adverse modification of any License; and (iii) any governmental authority to dismiss or deny any pending application concerning the construction or operation of the Station.

         Section 8.6 Compliance with Laws. The Company shall construct and operate the Station in all material respects in accordance with all applicable laws, rules and regulations and the terms of all Licenses.

         Section 8.7 Notification. Seller and the Company shall give Buyer prompt written notice of any material change in any of the information contained in the representations and warranties of Seller and the Company set forth in this Agreement or in the Schedules hereto.

         Section 8.8 Preservation of Business. Seller and the Company shall preserve the business and organization of the Station intact and use their best efforts to keep available to the Station its employees and to preserve the Station's relationships with suppliers, advertisers and others having business relations with it, to the end that the business, operations, and prospects of the Station shall be unimpaired at the Second Closing.

         Section 8.9 Performance of Agreements. The Company and Seller shall perform their respective obligations under this Agreement, Shareholders Agreement, Time Brokerage Agreement, Construction Agreement and Lease Agreement, in each case in accordance with the terms thereof.

         Section 8.10 Cable Carriage. Consistent with the rules and regulations of the FCC, the Company shall notify the cable operators within the Tucson, Arizona Designated Market Area of the Station's election to be carried on a "must-carry" basis on such cable operators' cable television systems. The Company shall use its best efforts to provide such notices on the date that is sixty (60) days prior to commencing operations pursuant to program test authority as defined by FCC rules and regulations, but in no event shall such notices be provided later than thirty (30) days after the commencement of such operations.

ARTICLE 9. THE OPTION AND THE SECOND CLOSING

         Section 9.1  Call Option.

                      (a) In consideration of Buyer's undertakings herein and in the Transaction Documents, the receipt and sufficiency of which are hereby acknowledged by Seller, Seller hereby grants to Buyer, subject to the provisions of Article 18 hereof, an exclusive and irrevocable option to purchase from Seller the Option Shares (the "Call Option"), free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever; provided, however, that the Call Option shall not be exercisable by Buyer in the event that an amount that is fifty-one one-hundredths (51/100) of the Fair Market Value of the Company, as determined by utilizing the procedures set forth in
Section 9.5(b), is less than the purchase price for the Option Interest set forth in Section 9.5(a)(ii).

                      (b) Buyer may give written notice to Seller of Buyer's intention to exercise the Call Option (the "Call Notice") at any time during the six (6) month period beginning on the date the Station commences operations pursuant to program test authority (the "Option Period") or if the FCC imposes a holding period on the Seller then during the six (6) month period following the first anniversary of the Station's commencement of broadcast operations. In the event that Buyer fails to give Seller the Call Notice prior to the end of the Option Period, the Call Option shall expire. If Buyer timely gives Seller the Call Notice but the Call Option is not exercisable due to the limitation set forth in the provision to Section

9.1(a) hereof, then Buyer's Call Option shall remain in full force and effect for the remainder of the Option Period.

                  (c) Within five (5) business days of Seller's receipt of the Call Notice, Seller and Buyer shall file with the FCC the application for the FCC Consent and shall file such notices with, and obtain such approvals of, any other governmental authorities that are required for the acquisition by Buyer of the Option Shares and shall diligently and expeditiously prosecute such filings.

         Section 9.2  Put Option.

                  (a) In consideration of Sellers's and the Company's undertakings herein and in the Transaction Documents, the receipt and sufficiency of which are hereby acknowledged by Buyer, Buyer hereby grants to Seller an exclusive and irrevocable option to require Buyer to purchase from Seller the Option Shares (the "Put Option"), free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever.

                  (b) Seller may give written notice to Buyer of Seller's intention to exercise the Put Option (the "Put Notice") at any time during six
(6) month period beginning on the date the Station commences operation pursuant to Program Test Authority (the "Option Period") or if the FCC imposes a holding period on the Seller then during the six (6) month period following the first anniversary of the Station's commencement of broadcast operations.

                  (c) Within five (5) business days of Seller's receipt of the Call Notice, Seller and Buyer shall file with the FCC the application for the FCC Consent and shall file such notices with, and obtain such approvals of, any other governmental authorities that are required for the acquisition by Buyer of the Option Shares and shall diligently and expeditiously prosecute such filings.

         Section 9.3 The Second Closing. The Second Closing shall take place at 10:00 a.m., Washington, D.C. time, on a date to be set by Buyer on no less than five (5) days' written notice to Seller, which date shall not be sooner than the first business day after the date on which the FCC Consent is granted and shall not be later than the tenth business day after the date on which the FCC Consent has become a Final Order, subject to the satisfaction of all other conditions precedent to the holding of the Second Closing. The Second Closing shall take place at the offices of Dow, Lohnes & Albertson, 1200 New Hampshire Avenue, N.W., Suite 800, Washington, D.C. 20036, or such other place as the parties shall mutually agree. If Buyer fails to specify the date for Second Closing prior to the fifth business day after the date upon which the FCC Consent has become a Final Order, the Second Closing shall take place on the tenth business day after the date upon which the FCC Consent has become a Final Order.

         Section 9.4 Sale of Option Shares. Subject to the terms and conditions set forth in this Agreement, including exercise by Buyer of the Option, Seller hereby agrees to sell, transfer and deliver to Buyer on the Second Closing
Date, and Buyer agrees to purchase, the Option Shares, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever.

         Section 9.5  Purchase Price for Option Shares.

                  (a) The purchase price for the Option Interest (the "Option Price") shall be the lesser of (i) an amount equal to fifty-one one hundredths (51/100) of the Fair Market Value of the Company, as determined utilizing the procedures set forth in subsection (b) hereof and (ii) $3,735,000. The Option Price shall be paid at the Second Closing by Buyer or Buyer's designee to Seller by wire transfer of immediately available federal funds or other means mutually satisfactory to Buyer and Seller in accordance with written instructions provided by Seller to Buyer no less than two (2) business days prior to the Second Closing Date.

                  (b) Fair Market Value of the Company shall be determined by an appraisal, in accordance with the following provisions:

                      (1) The Fair Market Value of the Company shall be equal to the appraised value of the assets of the Company as of the date of the Option Notice exclusive of any broker's fee, less the amount of any outstanding debt of the Company.

                      (2) The appraisal will be conducted in conformity with standard appraisal techniques in use at the time of the appraisal, applying the market and economic factors then relevant.

                      (3) The appraisal will be conducted by a qualified appraiser with experience in the television broadcasting industry to be agreed upon by Seller and Buyer; provided that, if the parties fail to agree on an appraiser, any party may apply to the American Arbitration Association for the appointment of an appraiser, who shall be a qualified appraiser with experience in the television broadcasting industry.

                      (4) The value of the assets of the Company arrived at by the appraiser shall, absent manifest error, be conclusive and binding on the relevant parties.

ARTICLE 10.   REPRESENTATIONS AND WARRANTIES OF BUYER REGARDING
              THE SECOND CLOSING

         All of the representations and warranties of Buyer set forth in
Article 4 hereof shall be true and correct in all material respects as of the Second Closing Date, with the same force and effect as though made on and as of the Second Closing Date, except as otherwise contemplated by the express terms of this Agreement. For the purpose of this Article 10, each reference in Article 4 hereof to the "Initial Closing," "Initial Shares" and the "Initial Closing Date" shall be deemed to be a reference to the Second Closing, Option Shares and the Second Closing Date, respectively.

ARTICLE 11.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
              COMPANY AND SELLER REGARDING THE SECOND CLOSING

         All of the representations and warranties of the Company and Seller set forth in Article 5 hereof shall be true and correct in all material respects as of the Second Closing Date, with the same force and effect as though made on and as of the Second Closing Date, except as otherwise contemplated by the express terms of this Agreement. For the purpose of this
Article 11, each reference in Article 5 hereof to the "Initial Closing" and the "Initial Closing Date" shall be deemed to be a reference to the Second Closing and the Second Closing Date, respectively, and each reference to the "Initial Shares" shall be deemed to be a reference to the Option Shares. Each of Seller and the Company further jointly and severally represent, warrant and covenant to Buyer as follows:

         Section 11.1 Contracts. Within ten (10) days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete list and copies of the Contracts. The Contracts shall be valid and binding agreements of the Company enforceable in accordance with their terms. The Company shall have complied with the Contracts in all material respects, and the Company shall not be in default under any of the Contracts.

         Section 11.2 Copyrights, Trademarks and Similar Rights. Within ten
(10) days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete list and copies of all Intangibles.

         Section 11.3 Governmental Authorizations. Within ten (10) days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete list and copies of the Licenses. The Company shall be the authorized legal holder of the Licenses. The Licenses shall comprise all of the licenses, permits and other authorizations required from governmental and regulatory authorities for the lawful conduct of the business and operations of the Station in the manner and to the full extent they are conducted on the Second Closing Date and for the lawful broadcasting by the Company from the Tower Site as contemplated by the Construction Permit, as modified by the Modification Application, and none of the Licenses shall be subject to any restriction or condition which would limit the full operation of the Station. The Licenses shall be in full force and effect, and the operation of the Station shall be in accordance therewith. Seller has no knowledge of any events or conditions relating to Seller or Seller's ownership and control of the Company that could prevent the FCC from approving the transfer of control of the Company to Buyer.

         Section 11.4 Title to and Condition of Real Property. Within ten (10) days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete description of all the Real Property and the Company's interests therein. The Real Property shall comprise all real property interests necessary to conduct the business and operations of the Station as then conducted and for the lawful broadcasting by the Company from the Tower Site as contemplated by the Construction Permit, as modified by the Modification Application. The Company shall have good and marketable fee simple title, insurable at standard rates, to all fee estates (including the improvements thereon) included in the Real Property, free and clear of all liens, mortgages, pledges, covenants, easements, restrictions, encroachments, leases, charges, and other claims and encumbrances of any nature whatsoever, and without reservation or exclusion of any mineral, timber, or other rights or interests, except for liens for real estate taxes not yet due and payable. All Real Property (including the improvements thereon) (i) shall be in good condition and repair consistent with its present use, (ii) shall be available for immediate use in the conduct of the business and operations of the Station, and
(iii) shall comply with all applicable building or zoning codes and the regulations of any governmental authority having jurisdiction.

         Section 11.5 Title to and Condition of Tangible Personal Property. Within ten (10) days after Seller receives the Call Notice or Buyer receives the Put Notice, Seller shall deliver to Buyer a true and complete list of all material items of Tangible Personal Property. The Tangible Personal Property shall comprise all material items of tangible personal property necessary to conduct the business and operations of the Station as then conducted and for the lawful broadcasting by the Company from the Tower Site as contemplated by the Construction Permit. The Company shall own and have good title to each item of Tangible Personal Property, and none of the Tangible Personal Property shall be subject to any security interest, mortgage, pledge, conditional sales agreement, or other lien or encumbrance, except for liens for current taxes not yet due and payable. All items of transmitting and studio equipment included in the Tangible Personal Property (i) shall have been maintained in a manner consistent with generally accepted standards of good engineering practice, and
(ii) shall permit the Station to operate in accordance with the terms of the FCC Licenses and the rules and regulations of the FCC, and with all other applicable federal, state, and local statutes, ordinances, rules, and regulations.

         Section 11.6 Compliance With Laws. The Company shall be in compliance in all material respects with all laws, regulations and governmental orders applicable to the ownership or use of its assets and the conduct of the business and operations of the Station.

         Section 11.7 Reports. All returns, reports and statements which the Station is required to file with the FCC or with any other governmental agency shall have been filed and shall be complete and correct in all material respects.

         Section 11.8 Public Inspection File. The Station's public inspection file shall be located at the Station's main studio and shall contain, in all material respects, the original or copies of all applications, reports and other documents and records relating to the operation of the Station that are required to be in such file under the rules and regulations of the FCC.

         Section 11.9 Taxes.

                  (a) The Company shall have filed all Tax Returns and shall have paid all Taxes shown on such Tax Returns on any assessment received by the Company, provided that the Company shall not be required to pay any Tax the validity of which is being contested by the Company in good faith and pursuant to appropriate proceedings;

                  (b) such reports and Tax Returns shall have been prepared in accordance with applicable provisions of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder and with applicable provisions of state laws, rules and regulations concerning taxation; and

                  (c) the Company shall not have waived any statute of limitations with respect to the payment of any taxes.

         Section 11.10 Dividends and Redemptions. The Company shall not have made at any time any declaration, set aside or payment of any dividend or other distribution in respect of any shares of capital stock of the Company, or any direct or indirect redemption, purchase or other acquisition of such stock.

         Section 11.11 Notices; Condemnation.

                  (a) Neither the Company nor Seller shall have received any written notice or order by any governmental or other public authority, any insurance company that has issued a policy of insurance with respect to the Station's assets or business, or any board of fire underwriters or other body exercising similar functions that relates to material violations of building, safety, fire or other ordinances or regulations by the Station or requests the performance of any significant repairs, alterations or other work to the assets of the Station; and

                  (b) there will not be any pending or threatened condemnation, expropriation, eminent domain, zoning or similar proceeding materially affecting all or any portion of the assets of the Station.

         Section 11.12 Liabilities of the Company. The Company shall have no liabilities or obligations of any sort whatsoever, except those arising under the Licenses, those arising under this Agreement, the Tower Lease, the Transaction Documents and those consented to in writing by Buyer.

         Section 11.13 Disclosure. No representation or warranty by Seller or the Company in this Agreement, and no schedule, document, statement, certificate furnished or to be furnished to Buyer pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

ARTICLE 12.         CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER AT
                    THE SECOND CLOSING

         The obligations of Buyer under this Agreement at the Second Closing are subject to the fulfillment prior to or at the Second Closing of the following conditions (any one or more of which may be waived in whole or in part by Buyer at Buyer's option):

         Section 12.1 Representations and Warranties. The representations and warranties of Seller and the Company contained in this Agreement relating to the Second Closing shall be true and correct in all material respects on and as of the Second Closing Date, with the same force and effect as though such representations and warranties had been made on as of such date.

         Section 12.2 Covenants and Conditions. Seller and the Company shall have performed in all material respects all of their respective obligations and agreements and complied with all of their respective covenants and conditions contained in this Agreement to be performed or complied with by Seller and the Company on or before the Second Closing Date.

         Section 12.3 FCC Consent. The FCC Consent shall have been granted and shall have become a Final Order.

         Section 12.4 Consents. All material consents and approvals of all other governmental authorities, bodies or agencies necessary for the consummation of the transactions contemplated by this Agreement to occur at the Second Closing, shall have been obtained, all without any conditions which would be unduly burdensome on, or have a material adverse effect upon Buyer or the Company.

         Section 12.5 Deliveries. Seller and the Company shall have delivered to Buyer the following, in form and substance reasonably satisfactory to Buyer and Buyer's Counsel:

                  (a) Option Shares. Certificates representing the Option Shares, which shall be either duly endorsed or accompanied by stock powers duly executed in favor of Buyer.

                  (b) Certificate of Incorporation. A copy of the Certificate of Incorporation of the Company, certified as of a date not earlier than ten
(10) days prior to the Second Closing Date by the Secretary of State of Delaware.

                  (c) Bylaws. A copy of the Bylaws of the Company, certified as of the Second Closing Date, by the Secretary or Assistant Secretary of the Company.

                  (d) Resolutions. Copies of resolutions adopted by the Board of Directors of both Seller and the Company, authorizing and approving the execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of Seller and the Company, respectively, as being true and complete on the Second Closing Date.

                  (e) Consents. A manually executed copy of any instrument evidencing receipt of any Consent.

                  (f) Estoppel Certificates. Estoppel Certificates of the lessors of all leasehold and subleasehold interests included in the Real Property Interests.

                  (g) Certificates. Certificates, dated as of the Second Closing Date, executed on behalf of Seller and the Company by Seller and an officer of the Company, respectively, each certifying: (1) that the representations and warranties of Seller and the Company contained in this Agreement are true and complete in all material respects as of the Second Closing Date as though made on and as of that date; and (2) that Seller and the Company have performed in all material respects all of their respective obligations and agreements in this Agreement to be performed and complied with by Seller and the Company on or before the Second Closing Date.

                  (h) Opinions of Counsel. Opinions of Seller's and the Company's counsel and communications counsel dated as of the Second Closing Date, substantially in the form of Schedule 12.5(h) hereto.

                  (i) Additional Instruments. Such additional instruments and documents as may be required to consummate the transactions contemplated hereby.

         Section 12.6 Adverse Proceedings. Except for proceedings relating to the television broadcast industry generally, there shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which is reasonably likely to adversely affect the construction, business, property, assets or condition (financial or otherwise) of the Station or which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

         Section 12.7 Time Brokerage Agreement. The Time Brokerage Agreement shall be in full force and effect, and the Company shall have complied in all material respects with its obligations thereunder.

         Section 12.8 Adverse Change. Between the date of this Agreement and the Second Closing Date, there shall have been no material adverse change in the business, assets, properties, financial condition, or business prospects of the Station, including any unrestored damage, destruction, or loss affecting any assets that are material to the conduct of the business of the Station.

ARTICLE 13. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER AND THE COMPANY AT THE SECOND CLOSING

         The obligations of Seller and the Company at the Second Closing under this Agreement are subject to the fulfillment prior to or at the Second Closing of the following conditions (any one or more of which may be waived in whole or in part by Seller or the Company at their option):

         Section 13.1 Representations and Warranties. The representations and warranties of Buyer contained in this Agreement relating to the Second Closing shall be true and correct in all material respects on and as of the Second Closing Date, with the same force and effect as though such representations and warranties had been made on and as of such date.

         Section 13.2 Covenants and Conditions. Buyer shall have performed in all material respects all of its obligations and agreements and complied with all of its covenants and conditions contained in the Agreement to be performed or completed with or before the Second Closing Date.

         Section 13.3 FCC Consent. The FCC shall have granted the FCC Consent.

         Section 13.4 Consents. All material consents and approvals of all other governmental authorities, bodies or agencies necessary for the consummation of the transactions contemplated by this Agreement to occur at the Second Closing, shall have been obtained, all without any conditions which would be unduly burdensome on, or have a material adverse effect upon Seller.

         Section 13.5 Deliveries. Buyer shall have delivered the following, in form and substance reasonably satisfactory to Seller, the Company and their
Counsel:

                  (a) Option Price. The Option Price described in Section 9.5;
and

                  (b) Resolutions. Copies of resolutions adopted by the Board of Directors of Buyer, authorizing and approving the execution of this Agreement and the consummation of the transactions contemplated hereby, certified by its Secretary as being true and correct on the Second Closing Date.

                  (c) Officer's Certificate. A certificate, dated as of the Second Closing Date, executed on behalf of Buyer by an officer of Buyer, certifying (1) that the representations and warranties of Buyer contained in this Agreement are true and complete in all material respects as of the Second Closing Date as though made on and as of that date, and (2) that Buyer has performed in all material respects all of its obligations and agreements in this Agreement to be performed and complied with by Buyer on or prior to the Second Closing Date.

                  (d) Opinion of Counsel. An opinion of Buyer's counsel dated as of the Second Closing Date, substantially in the form of Schedule 13.5(d) hereto.

         Section 13.6 Time Brokerage Agreement. The Time Brokerage Agreement shall be in full force and effect, and Buyer shall have complied in all material respects with its obligations thereunder.

         Section 13.7 Adverse Proceedings. There shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

ARTICLE 14.         JOINT COVENANTS

         Section 14.1 Confidentiality. Buyer, on the one hand, and Seller and the Company, on the other hand, shall each keep confidential all confidential information obtained by it with respect to the other in connection with this Agreement (except for such disclosure to attorneys, bankers, underwriters, and investors, as may be appropriate in the furtherance of the transactions contemplated by this Agreement or as may be required by law, including by the securities laws or the rules and regulations of any security exchange), and if the transactions contemplated hereby are not consummated for any reason, each shall, to the extent reasonably possible, return to the other, without retaining a copy thereof, any confidential schedules, documents or other written information obtained from the other in connection with this Agreement and the transactions contemplated hereby.

         Section 14.2 Cooperation. Buyer, Seller and the Company shall cooperate fully with each other and their respective counsels and accountants in connection with any actions required to be taken as part of their obligations under this Agreement, and the parties will use their commercially reasonable efforts to consummate the transactions contemplated hereby and to fulfill their obligations hereunder. No party shall take any action that is inconsistent with its obligations under this Agreement, that would render any of its representations or warranties herein untrue or incomplete or that could hinder or delay the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, and except as otherwise expressed in this Agreement, Buyer shall have no obligation (a) to expend funds to obtain any of the Consents or (b) to agree to any adverse change in any License or Contract in order to obtain a Consent required with respect thereto.

         Section 14.3 Governmental Consents. If any governmental consent required for the consummation of the transactions contemplated hereby or the satisfaction of any condition contained herein includes any condition, the party upon which such condition is imposed shall use its best efforts to comply therewith before the respective Closing to which such consent relates; provided, however, that no party hereto shall be required to comply with any condition that would be unduly burdensome or would have a material adverse effect upon such party.

         Section 14.4 Station Operation and Contracts. Buyer and Seller specifically acknowledge that, as of the Initial Closing Date, the Station will not have commenced broadcast operations. Buyer, Seller and the Company shall cooperate and use their respective best efforts to complete construction of the Station and commence broadcast operations at the Station as expeditiously as possible. Seller and the Company shall file such applications with the FCC and other governmental authorities as are necessary to enable the Station to operate in compliance with FCC and other applicable rules and regulations.

ARTICLE 15. TRANSFER TAXES; FEES AND EXPENSES

         Section 15.1 Transfer Taxes. Buyer and Seller shall each pay one-half of all transfer and documentary taxes or fees incurred in connection with the transfer of the Initial Shares and Option Shares; provided, however, that Seller shall be responsible for the payment of any federal, state or local income tax applicable to Seller or the Company in connection with the transaction contemplated by this Agreement.

         Section 15.2 Filing Fees. Buyer and Seller shall each pay one-half of all FCC filing fees and any other filing fee imposed by any other governmental authority in connection with the transactions contemplated hereby.

         Section 15.3 Expenses. The Company shall be solely responsible for all costs and expenses incurred in connection with the negotiation, preparation and performance of and compliance with this Agreement. In connection with the FCC application for the transfer of the Option Shares to Buyer at the Second Closing, Seller shall be responsible for the payment of any costs or expenses that are incurred as a result of the filing of an objection to such FCC application based upon the qualifications of Seller or the Company, or the acts or omissions of Seller or the Company with respect to the acquisition or construction of the Station, and Buyer shall be responsible for the payment of any costs or expenses that are incurred as a result of the filing of an objection to such FCC application based upon the qualifications of Buyer or the acts or omissions of Buyer with respect to the acquisition or construction of the Station. Buyer and Seller shall have each paid Patrick Communications Corporation on or before the Second Closing Date one-half of the broker's fees and commissions due in connection with the transactions contemplated by this Agreement.

ARTICLE 16. ESCROW DEPOSIT

         Section 16.1 Escrow Deposit. Simultaneously with the execution and delivery of this Agreement, Buyer has deposited the Escrow Deposit with the Escrow Agent in accordance with an Escrow Agreement. All funds and documents deposited with or otherwise held by the Escrow Agent shall be held and disbursed in accordance with the terms of the Escrow Agreement and the following provisions:

                  (a) At the Second Closing, Buyer, Seller and the Company shall jointly instruct the Escrow Agent to disburse all funds held by the Escrow Agent pursuant to the Escrow Agreement, including any interest or other proceeds from the investment of funds held by the Escrow Agent, to or at the direction of Buyer.

                  (b) If this Agreement is terminated pursuant to Article 18 and Buyer is not in material breach of this Agreement, Buyer, Seller and the Company shall jointly instruct the Escrow Agent to disburse all funds held by the Escrow Agent pursuant to the Escrow Agreement, including any interest or other proceeds from the investment of funds held by the Escrow Agent, to or at the direction of Buyer.

                  (c) If this Agreement is terminated by Buyer due to Seller's material breach of this Agreement, then Buyer, Seller and the Company shall jointly instruct the Escrow Agent to disburse the Escrow Deposit to or at the direction of Buyer, and to disburse all other funds held by the Escrow Agent pursuant to the Escrow Agreement, including any interest or other proceeds from the investment of funds held by the Escrow Agent, to or at the direction of Buyer.

                  (d) If this Agreement is terminated by Seller due to Buyer's material breach of this Agreement, then the payment to Seller of the Escrow Deposit pursuant to this Section shall be liquidated damages and shall constitute full payment and the exclusive remedy for any damages suffered by Seller by reason of Buyer's material breach of this Agreement. Seller and Buyer agree in advance that actual damages would be difficult to ascertain and that the amount of the Escrow Deposit is a fair and equitable amount to compensate Seller for Buyer's material breach of this Agreement.

ARTICLE 17. RISK OF LOSS

         Section 17.1 Risk of Loss. The risk of any loss, damage or impairment, confiscation or condemnation of any of the assets of Seller or the Company from any cause whatsoever shall be borne by Seller. In the event of any such loss, damage or impairment, confiscation or condemnation, the proceeds of, or any claim for any loss payable under, any insurance policy, judgment or award with respect thereto shall be applied to repair, replace or restore such assets to their prior condition as soon as possible after such loss, impairment, condemnation or confiscation.

         Section 17.2 Postponement of the Second Closing Date. If any damage or destruction of the Company's assets occurs and such assets cannot be restored or replaced on or before the Second Closing Date, the Second Closing Date shall be postponed, the exact date and time of such postponed closing date to be such date and time within the effective period of the FCC Consent as shall be as agreed to by Seller, Buyer and the Company. If such assets cannot be restored or replaced within the effective period of the FCC Consent, the parties shall join in requesting an extension of the effective period of such consent for a period not to exceed an additional one hundred eighty (180) days from the date of FCC Consent.

         Section 17.3 Option to Terminate. In the event of any damage or destruction of the assets, if such assets have not been restored or replaced within the effective period of the FCC Consent as extended, Buyer may, at its option, proceed to close this Agreement and complete the restoration and replacement of such damaged assets after the Second Closing Date, in which event Seller shall deliver to Buyer all insurance proceeds payable to it or the Company and received in connection with such damage or destruction of the assets without limitation as to the costs and expenses arising in connection with such restoration and replacement.

ARTICLE 18. TERMINATION RIGHTS

         Section 18.1 Termination by the Parties. This Agreement may be terminated by either Buyer, on the one hand, or Seller and the Company, on the other hand, if not then in material default, upon written notice to the other upon the occurrence of any of the following:

                  (a) If the purchase of the Initial Shares and Option Shares by Buyer pursuant to this Agreement shall not have occurred on or prior to December 31, 1998;

                  (b) If the other party defaults in the observance or in the due and timely performance of any of its material covenants or agreements contained herein and such default has not been cured within fifteen (15) days after notice by that party not in default;

                  (c) If on the date of either of the Closings, any of the conditions precedent to the obligations of a party set forth in this Agreement as to that Closing have not been satisfied or waived by the other party and such condition shall remain unsatisfied ten (10) days after notice thereof by the other party;

                  (d) If there shall be in effect on the date of either of the Closings any final judgment, decree or order that would prevent or make unlawful the actions to be taken at such Closing; or

                  (e) Following the expiration of the Option Period, if Buyer has not delivered to Seller an Option Notice indicating its intention to exercise the Option.

                  (f) If the Agreement is terminated pursuant to Subsection (e) hereof, Buyer agrees to sell, transfer and deliver to Seller without any payment by Seller the Initial Shares, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever, on the tenth (10th) business day following such termination (the "Repurchase Closing Date").

         Section 18.2 Termination by Buyer. This Agreement may be terminated by Buyer, if not then in material default, upon written notice to Seller and the Company, if the FCC denies the Extension Application or the application for the Pro Forma FCC Consent.

ARTICLE 19. REMEDIES

         Section 19.1 Specific Performance. Seller and the Company agree that the Initial Shares and the Option Shares are unique and valuable properties such that Buyer shall be entitled to sue for specific performance of the terms of this Agreement in the event of a breach by Seller or the Company with respect to either the Initial Closing or the Second Closing, in which case Seller and the Company shall waive the defense that there is an adequate remedy at law.

         Section 19.2 Arbitration. Except as set forth in Section 19.1, any dispute arising out of or related to this Agreement that the parties hereto are unable to resolve by themselves shall be settled by arbitration in Washington, D.C. by a panel of three arbitrators. Buyer, on the one hand, and Seller and Company, on the other hand, shall each designate one disinterested arbitrator and the two arbitrators designed shall select the third arbitrator. The persons selected as arbitrators need not be professional arbitrators, and persons such as lawyers, accountants and bankers shall be acceptable. Before undertaking to resolve a dispute, each arbitrator shall be duly sworn faithfully and fairly to hear and examine the matters in controversy and to make a just award according to the best of his or her understanding. The arbitration hearing shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association. The written decision of a majority of the arbitrators shall be final and binding on the parties hereto. The party substantially prevailing in such arbitration shall be entitled to reimbursement from the other party of its reasonable legal fees and expenses in an amount not to exceed in the aggregate under all agreements between the parties relating to the Station in excess of the amount set forth in Section 21.7 of this Agreement. Judgment on the award, if it is not paid within thirty days, may be entered in any court having jurisdiction over the matter. No action at law or in equity based upon any claim arising out of or related to this Agreement shall be instituted in any court by any party hereto against any other party except: (i) an action to compel arbitration pursuant to this Section; (ii) an action to enforce the award of the arbitration panel rendered in accordance with this Section; or (iii) as provided in Section 19.1.

ARTICLE 20. INDEMNIFICATION

         Section 20.1 Seller's and the Company's Indemnification. Seller and the Company shall jointly and severally indemnify, defend and hold Buyer harmless from and against any and all loss, cost, liability, damage and expense (including legal and other expenses incident thereto) of every kind, nature or description, arising out of: (a) the breach of any representation or warranty of Seller or the Company set forth in this Agreement or in any schedule or certificate delivered to Buyer pursuant hereto; (b) the breach of any of their covenants or other agreements contained in or arising out of this Agreement or the transactions contemplated hereby; or (c) the ownership of the Initial Shares prior to the Initial Closing, and the conduct of the business and operations of the Station and the ownership of the Option Shares prior to the Second Closing, including, but not limited to, any liability, judgment or damages against the Company or Seller, their officers, directors, employees or agents, as a result of litigation involving the Company, Seller or the operation of the Station prior to each of the Closings. Buyer shall have the right to enforce its indemnification rights hereunder against either Seller or the Company at its option. Following the Initial Closing, Seller shall not have any right of contribution against the Company for any indemnification payment made by Seller hereunder and Seller hereby waives any such right that it may have.

         Section 20.2 Buyer's Indemnification. Buyer shall indemnify, defend and hold Seller and the Company and their respective officers, directors, employees, or agents, harmless from and against any and all loss, cost, liability, damage and expense (including legal and other expenses incident thereto) of every kind, nature or description, arising out of: (i) the breach of any representation or warranty of Buyer set forth in this Agreement (including the Schedules hereto); (ii) the ownership or operation of the Station after the Second Closing, or (iii) the breach of any of its other agreements contained in or arising out of this Agreement or the transactions contemplated hereby.

         Section 20.3 Notice of Claim. Buyer, on the one hand, and Seller and the Company, on the other hand, upon discovery of the breach of any of the representations, warranties and covenants of the other under this Agreement, shall give to the other prompt written notice of the discovery of such breach. If any action, suit or proceeding shall be commenced against, or any claim or demand be asserted against Buyer, Seller or the Company, as the case may be, in respect of which such party proposes to seek indemnification from the other under this Article 20, then such party (hereinafter the "Claimant") shall notify the party from whom indemnification is sought (hereinafter the "Indemnifying Party") to that effect in writing with reasonable promptness and in any event, if such claim arises out of a claim by a person or entity other than the Claimant, then within fifteen (15) days after written notice of such claim was given to the Claimant.

         Section 20.4 Assumption and Defense of Third-Party Action. If any claim hereunder arises of out a claim against the Claimant by a third party, the Indemnifying Party shall have the right, at its own expense, to participate in or assume control of the defense of such claim, and the Claimant shall fully cooperate with the Indemnifying Party subject to reimbursement for actual out-of-pocket expenses incurred as the result of a request by the Indemnifying Party. If the Indemnifying Party elects to assume control of the defense of any third-party claim, the Claimant shall have the right to participate in the defense of such claim at its own expense. If a claim requires immediate action, the parties will make every effort to reach a decision with respect thereto as expeditiously as possible. If the Indemnifying Party does not elect to assume control or otherwise participate in the defense of any third-party claim, it shall be bound by the results obtained by the Claimant with respect to such claim. In no event shall the Indemnifying Party have the right to agree to a settlement which is binding upon Claimant without Claimant's prior consent which shall not be unreasonably withheld.

         Section 20.5 Limitation Period. No party shall be entitled to indemnification hereunder with respect to the breach of any representation, warranty or covenant contained herein unless such claim for indemnification is asserted in writing to the party from whom indemnification is sought within six
(6) months after the Second Closing, except that any claim for indemnification related to a claim by a third party, including claims by the Internal Revenue Service against the Company or Seller, shall be made within the statute of limitations period applicable to such third-party claim.

ARTICLE 21. OTHER PROVISIONS

         Section 21.1 Survival of Representations, Warranties and Covenants. The representations, warranties, covenants, indemnities and agreements contained herein are and will be deemed and construed to be continuing representations, warranties, covenants, indemnities and agreements and will survive the respective Closings as to which breach or claim is asserted until the termination of the limitation period set forth in Section 20.5 hereof. Any investigations by or on behalf of any party hereto prior to or after the Closings shall not constitute a waiver as to enforcement of any representation, warranty, covenant or agreement contained herein.

         Section 21.2 Press Releases. Buyer, Seller and the Company shall jointly prepare, and determine the timing of, any press release or other announcement relating to the transactions contemplated by the Agreement. No party will issue any press release or make any other public announcement relating to the transactions contemplated by the Agreement without the prior consent of the other parties, except that any party may make any disclosure required to be made by it under applicable law (including the federal securities laws) or by this Agreement if it determines in good faith that it is appropriate to do so and provided further that it gives prior notice of any such disclosure to the other party hereto.

         Section 21.3 Further Assurances. At and after each of the Closings, Buyer, Seller and the Company will, without further consideration, execute and deliver such further instruments and documents and do such other acts and things as the other parties may reasonably request in order to effect or confirm the transactions contemplated by this Agreement.

         Section 21.4 Benefit and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may assign, transfer, encumber or otherwise convey its interest under this Agreement without the prior written consent of the other parties hereto; provided, however, that Buyer may assign its rights and interests under this Agreement to its lenders as collateral security for Buyer's obligations to such lenders.

         Section 21.5 Entire Agreement. This Agreement and the schedules attached hereto embody the entire agreement and understanding of the parties and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein. No amendment, waiver of compliance with any provision or condition hereof, or consent pursuant to this Agreement will be effective unless evidenced by an instrument in writing signed by the party against whom enforcement of any waiver, amendment, extension or discharge is sought.

         Section 21.6 Headings. The headings are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

         Section 21.7 Governing Law. The construction and performance of this Agreement will be governed by the laws of the State of Delaware (except for the choice of law provisions thereof). All proceedings brought against any party hereto arising out of or relating to this Agreement or the transactions contemplated hereby shall be brought in a forum located in the District of Columbia. The party substantially prevailing in any proceeding shall be entitled to reimbursement from the other party of its reasonable legal fees and expenses in an amount not to exceed $50,000 in the aggregate under all agreements among the parties relating to the Station.

         Section 21.8 Notices. All notices, demands, and requests required or permitted to be given under the provisions of this Agreement shall be (a) in writing, (b) delivered by personal delivery, or sent by commercial delivery service or registered or certified mail, return receipt requested, (c) deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or on the return receipt, and (d) addressed as follows:

To Buyer:                           Paxson Communications of Tucson-46, Inc.
                                    601 Clearwater Park Road
                                    West Palm Beach, FL  33401
                                    Attention:  Lowell W. Paxson



With a copy (which shall            John R. Feore, Jr., Esq.
not constitute notice) to:          Dow, Lohnes & Albertson, PLLC
                                    A Professional Limited Liability Company
                                    1200 New Hampshire Avenue, N.W.
                                    Suite 800
                                    Washington, D.C.  20036

To Company and Seller:              Sungilt Corporation, Inc.
                                    2309 N. Hampton Street
                                    Tucson, Arizona   85719
                                    Attention: Arlene Stevens

With a copy (which shall            Booker Wade, Esquire
not constitute notice) to:          One Market Plaza
                                    Stewart Street Tower, 9th Floor
                                    San Francisco, California  94107

or to any other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 21.8.

         Section 21.9 Counterparts. This Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

         Section 21.10 PCC Guaranty. In consideration of the execution and delivery of this Agreement by Seller and the Company and their agreement to perform the transactions contemplated hereby, Paxson Communications Corporation, a Florida corporation ("PCC"), hereby guarantees Buyer's full, complete and timely performance of and compliance with all of its covenants, agreements and obligations set forth herein and in the Construction and Lease Agreement and Time Brokerage Agreement. PCC agrees that no formal change, amendment, modification or waiver of any term or condition hereof or thereof, no extension in whole or in part of the time for the performance by Buyer of any of its obligations hereunder or thereunder, and no settlement, compromise, release, surrender, modification or impairment of, or exercise or failure to exercise any claim, right or remedy of any kind or nature in connection herewith or therewith, shall affect, impair or discharge, in whole or in part, the liability of PCC for the full and prompt and unconditional performance of the obligations of Buyer under this Agreement or the Construction and Lease Agreement or Time Brokerage Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Stock Purchase Agreement as of the date first above written.

                                     CHANNEL 46 OF TUCSON, INC.

                                     By: /s/ Arlene D. Stevens
                                        ------------------------------
                                        Name:  Arlene D. Stevens
                                        Title: President

                                     SUNGILT CORPORATION, INC.

                                     By: /s/ Arlene D. Stevens
                                        ------------------------------
                                        Name:  Arlene D. Stevens
                                        Title: President

                                     PAXSON COMMUNICATIONS OF
                                     TUCSON-46, INC.

                                     By:/s/ Lowell W. Paxson
                                        ------------------------------
                                        Name:
                                        Title:

                                     FOR PURPOSES OF SECTION 21.10 ONLY:

                                     PAXSON COMMUNICATIONS
                                     CORPORATION

                                     By:/s/ Lowell W. Paxson
                                        ------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT A

                                                          EXHIBIT A



================================================================================





                            TIME BROKERAGE AGREEMENT

                                 BY AND BETWEEN

                           CHANNEL 46 OF TUCSON, INC.

                                       AND

                    PAXSON COMMUNICATIONS OF TUCSON-46, INC.

                                       FOR

                             TELEVISION STATION KXGR
                              GREEN VALLEY, ARIZONA

                                      * * *


                                  _______, 1997



================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               -----
SECTION 1.  LEASE OF STATION AIR TIME.............................................................................1
         1.1      Representations.................................................................................1
         1.2      Effective Date; Term............................................................................1
         1.3      Scope...........................................................................................2
         1.4      Option to Renew.................................................................................2
         1.5      Consideration...................................................................................2
         1.6      Licensee Operation of Station...................................................................2
         1.7      Licensee Representations and Warranties.........................................................3
         1.8      Programmer Responsibility.......................................................................4
         1.9      Contracts.......................................................................................4

SECTION 2.  STATION OBLIGATIONS TO ITS COMMUNITY OF LICENSE.......................................................4
         2.1      Licensee Authority..............................................................................4
         2.2      Additional Licensee Obligations.................................................................4
         2.3      Responsibility for Employees and Expenses.......................................................5

SECTION 3.  STATION PROGRAMMING POLICIES..........................................................................5
         3.1      Broadcast Station Programming Policy Statement..................................................5
         3.2      Licensee Control of Programming.................................................................5
         3.3      Programmer Compliance with Copyright Act........................................................6
         3.4      Sales...........................................................................................6
         3.5      Children's Television Advertising...............................................................6
         3.6      Payola..........................................................................................6
         3.7      Cooperation on Programming......................................................................6
         3.8      Staffing Requirements...........................................................................7

SECTION 4.  INDEMNIFICATION.......................................................................................7
         4.1      Programmer's Indemnification....................................................................7
         4.2      Licensee's Indemnification......................................................................7
         4.3      Limitation......................................................................................8
         4.4      Time Brokerage Challenge........................................................................8

SECTION 5.  ACCESS TO PROGRAMMER MATERIALS AND CORRESPONDENCE
 ..................................................................................................................8
         5.1      Confidential Review.............................................................................8
         5.2      Political Advertising...........................................................................8

SECTION 6.  TERMINATION AND REMEDIES UPON DEFAULT.................................................................9
         6.1      Termination.....................................................................................9
         6.2      Termination Procedures..........................................................................9

         6.3      Force Majeure..................................................................................10
         6.4      Other Agreements...............................................................................10

SECTION 7.  MISCELLANEOUS........................................................................................10
         7.1      Assignment.....................................................................................10
         7.2      Call Letters...................................................................................10
         7.3      Counterparts...................................................................................10
         7.4      Entire Agreement...............................................................................10
         7.5      Taxes..........................................................................................11
         7.6      Headings.......................................................................................11
         7.7      Governing Law..................................................................................11
         7.8      Notices........................................................................................11
         7.9      Severability...................................................................................12
         7.10     Arbitration....................................................................................12
         7.11     No Joint Venture...............................................................................12

                                                                       EXHIBIT A

                            TIME BROKERAGE AGREEMENT

         TIME BROKERAGE AGREEMENT, made this _____ day of _____, 1997, by and between Channel 46 of Tucson, Inc., a Delaware corporation (the "Licensee"), and Paxson Communications of Tucson-46, Inc., a Florida corporation (the "Programmer").

         WHEREAS, Licensee, Programmer and Sungilt Corporation, Inc. have entered into a Stock Purchase Agreement dated as of September __, 1997 (the "Purchase Agreement");

         WHEREAS, the Purchase Agreement provides that Licensee and Programmer shall enter into this Time Brokerage Agreement, pursuant to which the Programmer shall provide programming for television station KXGR, Channel 46, Green Valley, Arizona (the "Station"), that is in conformity with Station policies and procedures, Federal Communications Commission ("FCC") policies for time brokerage arrangements, and the provisions hereof, upon completion of construction of the Station and commencement of broadcast operations pursuant to program test authority ("PTA");

         WHEREAS, Programmer agrees to use the Station to broadcast such programming of its selection that is in conformity with all rules, regulations and policies of the FCC, subject to Licensee's full authority to manage and control the operation of the Station; and

         WHEREAS, Programmer and Licensee agree to cooperate to make this Time Brokerage Agreement work to the benefit of the public and both parties and as contemplated in this Agreement.

         NOW, THEREFORE, in consideration of the above recitals and mutual promises and covenants contained herein, the parties, intending to be legally bound, agree as follows:

SECTION 1. LEASE OF STATION AIR TIME

         1.1 Representations. Both Licensee and Programmer represent that they are legally qualified, empowered and able to enter into this Agreement and that the execution, delivery, and performance hereof shall not constitute a breach or violation of any material agreement, contract or other obligation to which either party is subject or by which it is bound.

         1.2 Effective Date; Term. This Agreement shall become immediately and automatically effective upon completion of construction of the Station and commencement of broadcast operations pursuant to PTA, and this Agreement shall continue in force for an initial term of five (5) years (the "Initial Term") from that date unless otherwise extended or terminated as set forth below; provided, however, that this Agreement shall terminate automatically upon the closing of the transactions contemplated by the Second Closing (as defined in the Purchase Agreement) under the Purchase Agreement.

         1.3 Scope. During the term of this Agreement and any renewal thereof, Licensee shall make available to Programmer broadcast time upon the Station as set forth in this Agreement. Programmer shall deliver such programming, at its expense, to the Station's transmitter facilities or other authorized remote control points as reasonably designated by Licensee. Subject to Licensee's reasonable approval, as set forth in this Agreement, Programmer shall provide programming of Programmer's selection complete with commercial matter, news, public service announcements and other suitable programming to the Licensee up to one hundred sixty-two hours per week. Notwithstanding the foregoing, the Licensee may designate such additional time as it may require without any adjustment of the monthly consideration to be paid to Licensee under Section 1.5 for the broadcast of programming necessary for the Station to broadcast news, public affairs, children's, religious and non-entertainment programming as required by the FCC. All program time not reserved by or designated for Licensee shall be available for use by Programmer and no other party. Programmer may, at its option, produce the programming (including commercial announcements and related production activities) to be provided pursuant to this Agreement from Programmer's existing studio and production facilities.

         1.4 Option to Renew. Subject to the termination provisions of Section 6 hereof, and if the transactions contemplated by the Purchase Agreement have not been consummated prior to the expiration of the Initial Term, this Agreement may be renewed for an additional term as mutually agreed upon by the Licensee and the Programmer.

         1.5 Consideration. As consideration for the air time made available hereunder, Programmer shall make payments to Licensee as set forth in Attachment I.

         1.6 Licensee Operation of Station. Licensee will have full authority, power and control over the management and operations of the Station during the term of this Agreement and during any renewal of such term. Licensee will bear all responsibility for Station's compliance with all applicable provisions of the Communications Act of 1934, as amended (the "Act"), the rules, regulations and policies of the FCC and all other applicable laws. Licensee shall be solely responsible for and pay in a timely manner all operating costs of the Station, including but not limited to maintenance of the studio and transmitting facility and costs of electricity, except that Programmer shall be responsible for the costs of its programming as provided in Sections 1.8 and 2.3 hereof. Licensee shall employ at its expense management level and other employees consisting of a General Manager and such operational and other personnel as outlined in the budget previously provided to Programmer, who will direct the day-to-day operations of the Station, and who will report to and be accountable to the Licensee. Licensee shall be responsible for the salaries, taxes, insurance and related costs for all personnel employed by the Station and shall maintain insurance satisfactory to Programmer covering the Station's transmission facilities. During the term of the Agreement and any renewal hereof, Programmer agrees to perform, without charge, routine monitoring of the Station's transmitter performance and tower lighting by remote control, if and when requested by Licensee.

         1.7 Licensee Representations and Warranties. Licensee represents and warrants as follows:

                  (a) Licensee owns and holds or will hold all permits and other authorizations necessary for the construction or operation of the Station, and such permits and other authorizations are and will be in full force and effect throughout the term of this Agreement. There is not now pending, or to Licensee's best knowledge, threatened, any action by the FCC or by any other party to revoke, cancel, suspend, refuse to renew or modify adversely any of such licenses, permits or authorizations. Licensee is not in material violation of any statute, ordinance, rule, regulation, policy, order or decree of any federal, state or local entity, court or authority having jurisdiction over it or the Station, which would have an adverse effect upon the Licensee, the Station or upon Licensee's ability to perform this Agreement. Licensee shall not take any action or omit to take any action which would have an adverse impact upon the Licensee, the Station or upon Licensee's ability to perform this Agreement. All reports and applications required to be filed with the FCC or any other governmental body have been, and during the course of the term of this Agreement or any renewal thereof, will be filed in a timely and complete manner. During the term of this Agreement and any renewal thereof, Licensee shall not dispose of, transfer, assign or pledge any of Licensee's assets and properties except with the prior written consent of the Programmer, if such action would adversely affect Licensee's performance hereunder or the business and operations of Licensee or the Station permitted hereby.

                  (b) Licensee shall pay, in a timely fashion, all of the expenses incurred in operating the Station including salaries and benefits of its employees, lease payments, utilities, taxes, programming expenses, etc., as set forth in Attachment II (except those for which a good faith dispute has been raised with the vendor or taxing authority), and shall provide Programmer with a certificate of such timely payment within thirty (30) days of the end of each month.

         1.8 Programmer Responsibility. Programmer shall be solely responsible for any expenses incurred in the origination and/or delivery of programming from any remote location and for any publicity or promotional expenses incurred by Programmer, including, without limitation, ASCAP and BMI music license fees for all programming provided by Programmer. Such payments by Programmer shall be in addition to any other payments to be made by Programmer under this Agreement.

         1.9 Contracts. Programmer will enter into no third-party contracts, leases or agreements which will bind Licensee in any way except with Licensee's prior written approval.

SECTION 2. STATION OBLIGATIONS TO ITS COMMUNITY OF LICENSE

         2.1 Licensee Authority. Notwithstanding any other provision of this Agreement, Programmer recognizes that Licensee has certain obligations to broadcast programming to meet the needs and interests of viewers in Green Valley, Arizona, the Station's service area and the educational and informational needs of children. From time to time, Licensee shall air specific programming on issues of importance to the local community and educational and informational programming for children. Nothing in this Agreement shall abrogate the unrestricted authority of the Licensee to discharge its obligations to the public and to comply with the Act and the rules and policies of the FCC.

         2.2 Additional Licensee Obligations. Although both parties shall cooperate in the broadcast of emergency information over the Station, Licensee shall also retain the right to interrupt Programmer's programming in case of an emergency or for programming which, in the good faith judgment of Licensee, is of greater local or national public importance. Licensee shall also coordinate with Programmer the Station's hourly station identification and any other announcements required to be aired by FCC rules. Licensee shall continue to maintain a main studio, as that term is defined by the FCC, within the Station's principal community contour, shall maintain its local public inspection file in accordance with FCC rules, regulations and policies, and shall prepare and place in such inspection file or files in a timely manner all material required by
Section 73.3526 of the FCC's Rules, including without limitation the Station's quarterly issues and program lists; information concerning the broadcast of children's educational and informational programming; and documentation of compliance with commercial limits applicable to certain children's television programming. Programmer shall, upon request by Licensee, provide Licensee with such information concerning Programmer's programs and advertising as is necessary to assist Licensee in the preparation of such information. Licensee shall also maintain the station logs, receive and respond to telephone inquiries, and control and oversee any remote control point which may be established for the Station.

         2.3 Responsibility for Employees and Expenses. Programmer shall employ and be solely responsible for the salaries, taxes, insurance and related costs for all personnel used in the production of its programming (including, but not limited to, salespeople, technical staff, traffic personnel, board operators and programming staff). Licensee will provide and be responsible for the Station personnel necessary for the broadcast transmission of its own programs (including, without limitation, the Station's General Manager and such operational and other personnel as may be necessary or appropriate), and will be responsible for the salaries, taxes, benefits, insurance and related costs for all the Licensee's employees used in the broadcast transmission of its programs and necessary to other aspects of Station operation. Whenever on the Station's premises, all personnel shall be subject to the overall supervision of Licensee's General Manager.

SECTION 3. STATION PROGRAMMING POLICIES

         3.1 Broadcast Station Programming Policy Statement. Licensee has adopted and will enforce a Broadcast Station Programming Policy Statement (the "Policy Statement"), a copy of which appears as Attachment III hereto and which may be amended in a reasonable manner from time to time by Licensee upon notice to Programmer. Programmer agrees and covenants to comply in all material respects with the Policy Statement, to all rules and regulations of the FCC, and to all changes subsequently made by Licensee or the FCC. Programmer shall furnish or cause to be furnished the artistic personnel and material for the programs as provided by this Agreement and all programs shall be prepared and presented in conformity with the rules, regulations and policies of the FCC and with the Policy Statement set forth in Attachment III hereto. All advertising spots and promotional material or announcements shall comply with applicable federal, state and local regulations and policies and shall be produced in accordance with quality standards established by Programmer. If Licensee determines that a program supplied by Programmer is for any reason, within Licensee's sole discretion, unsatisfactory or unsuitable or contrary to the public interest, or does not comply with the Policy Statement it may, upon prior written notice to Programmer (to the extent time permits such notice), suspend or cancel such program without liability to Programmer. Licensee will use reasonable efforts to provide such written notice to Programmer prior to the suspension or cancellation of such program.

         3.2 Licensee Control of Programming. Programmer recognizes that the Licensee has full authority to control the operation of the Station. The parties agree that Licensee's authority includes but is not limited to the right to reject or refuse such portions of the Programmer's programming which Licensee believes to be unsatisfactory, unsuitable or contrary to the public interest. Programmer shall have the right to change the programming supplied to Licensee and shall give Licensee at least twenty-four (24) hours notice of substantial and material changes in such programming.

         3.3 Programmer Compliance with Copyright Act. Programmer represents and warrants to Licensee that Programmer has full authority to broadcast its programming on the Station, and that Programmer shall not broadcast any material in violation of the Copyright Act. All music supplied by Programmer shall be:
(i) licensed by ASCAP, SESAC or BMI; (ii) in the public domain; or (iii) cleared at the source by Programmer. Licensee will maintain ASCAP, BMI and SESAC licenses as necessary. The right to use the programming and to authorize its use in any manner shall be and remain vested in Programmer.

         3.4 Sales. Programmer shall retain all of the Station's network compensation revenues, any revenues received from any network or program supplier with respect to affiliation or use of programming by Programmer, any retransmission consent revenues and all revenues from the sale of advertising time within the programming it provides to the Licensee. Programmer shall be responsible for payment of the commissions due to any national sales representative engaged by it for the purpose of selling national advertising which is carried during the programming it provides to Licensee. Unless otherwise agreed between the parties, Licensee shall retain all revenues from the sale of Station's advertising during the hours each week in which the Licensee airs its own programming pursuant to Section 1.3 hereof.

         3.5 Children's Television Advertising. Programmer agrees that it will not broadcast advertising within programs originally designed for children aged 12 years and under in excess of the amounts permitted under applicable FCC rules, and will take all steps necessary to pre-screen children's programming broadcast during the hours it is providing such programming, to establish that advertising is not being broadcast in excess of the applicable FCC rules.

         3.6 Payola. Programmer agrees that it will not accept any consideration, compensation, gift or gratuity of any kind whatsoever, regardless of its value or form, including, but not limited to, a commission, discount, bonus, material, supplies or other merchandise, services or labor (collectively "Consideration"), whether or not pursuant to written contracts or agreements between Programmer and merchants or advertisers, unless the payer is identified in the program for which Consideration was provided as having paid for or furnished such Consideration, in accordance with the Act and FCC requirements. Programmer agrees to annually, or more frequently at the request of the Licensee, execute and provide Licensee with a Payola Affidavit from each of its employees involved with the Station substantially in the form attached hereto as Attachment IV.

         3.7 Cooperation on Programming. Programmer and Licensee mutually acknowledge their interest in ensuring that the Station serves the needs and interests of viewers in Green Valley and the surrounding service area and agree to cooperate to provide such service. Licensee shall, on a regular basis, assess the issues of concern to residents of Green Valley and the surrounding area and address those issues in its public service programming. Programmer, in cooperation with Licensee, will endeavor to ensure that programming responsive to the needs and interests of the community of license and surrounding area is broadcast, in compliance with applicable FCC requirements. Licensee will describe those issues and the programming that is broadcast in response to those issues and place issues/programs lists in the Station's public inspection file as required by FCC rules. Further, Licensee may request, and Programmer shall provide, information concerning such of Programmer's programs as are responsive to community issues so as to assist Licensee in the satisfaction of its public service programming obligations. Licensee shall also evaluate the local need for children's educational and informational programming and shall inform Programmer of its conclusions in that regard. Licensee, in cooperation with Programmer, will ensure that educational and informational programming for children is broadcast over the Station in compliance with applicable FCC requirements. Programmer shall also provide Licensee upon request such other information necessary to enable Licensee to prepare records and reports required by the Commission or other local, state or federal government entities.

         3.8 Staffing Requirements. Licensee will be in full compliance with the main studio staff requirements as specified by the FCC.

SECTION 4. INDEMNIFICATION

         4.1 Programmer's Indemnification. Programmer shall indemnify and hold harmless Licensee from and against any and all claims, losses, costs, liabilities, damages, forfeitures and expenses (including reasonable legal fees and other expenses incidental thereto) of every kind, nature and description (collectively, "Damages") resulting from (i) Programmer's breach of any representation, warranty, covenant or agreement contained in this Agreement, or
(ii) any action taken by Programmer or its employees and agents with respect to the Station, or any failure by Programmer or its employees and agents to take any action with respect to the Station, including, without limitation, Damages relating to violations of the Act or any rule, regulation or policy of the FCC, slander, defamation or other claims relating to programming provided by Programmer and Programmer's broadcast and sale of advertising time on the Station.

         4.2 Licensee's Indemnification. Licensee shall indemnify and hold harmless Programmer from and against any and all claims, losses, consents, liabilities, damages, FCC forfeitures and expenses (including reasonable legal fees and other expenses incidental thereto) of every kind, nature and description, arising out of Licensee's operations and broadcasts to the extent permitted by law and any action taken by the Licensee or its employees and agents with respect to the Station, or any failure by Licensee or its employees and agents to take any action with respect to the Station.

         4.3 Limitation. Neither Licensee nor Programmer shall be entitled to indemnification pursuant to this section unless such claim for indemnification is asserted in writing delivered to the other party.

         4.4 Time Brokerage Challenge. If this Agreement is challenged at the FCC, whether or not in connection with the Station's license renewal application, counsel for the Licensee and counsel for the Programmer shall jointly defend the Agreement and the parties' performance thereunder throughout all FCC proceedings at the sole expense of the Programmer. If portions of this Agreement do not receive the approval of the FCC Staff, then the parties shall reform the Agreement as necessary to satisfy the FCC Staff's concerns or, at Programmer's option and expense, seek reversal of the Staff's decision and approval from the full Commission or a court of law.


SECTION 5. ACCESS TO PROGRAMMER MATERIALS AND CORRESPONDENCE

         5.1 Confidential Review. Prior to the commencement of any programming by Programmer under this Agreement, Programmer shall acquaint the Licensee with the nature and type of the programming to be provided. Licensee shall be entitled to review at its discretion from time to time on a confidential basis any of Programmer's programming material it may reasonably request. Programmer shall promptly provide Licensee with copies of all correspondence and complaints received from the public (including any telephone logs of complaints called in), and copies of all program logs and promotional materials. However, nothing in this section shall entitle Licensee to review the internal corporate or financial records of the Programmer.

         5.2 Political Advertising. Programmer shall cooperate with Licensee to assist Licensee in complying with all rules of the FCC regarding political broadcasting. Licensee shall promptly supply to Programmer, and Programmer shall promptly supply to Licensee, such information, including all inquiries concerning the broadcast of political advertising, as may be necessary to comply with FCC rules and policies, including the lowest unit rate, equal opportunities, reasonable access, political file and related requirements of federal law. Licensee, in consultation with Programmer, shall develop a statement which discloses its political broadcasting policies to political candidates, and Programmer shall follow those policies and rates in the sale of political programming and advertising. In the event that Programmer fails to satisfy the political broadcasting requirements under the Act and the rules and regulations of the FCC and such failure inhibits Licensee in its compliance with the political broadcasting requirements of the FCC, then to the extent reasonably necessary to assure such compliance, Programmer shall either provide rebates to political advertisers or release broadcast time and/or advertising availabilities to Licensee at no cost to Licensee.

SECTION 6. TERMINATION AND REMEDIES UPON DEFAULT

         6.1 Termination. In addition to such other remedies as may be available at law or equity, this Agreement may be terminated as set forth below by either Licensee or Programmer by written notice to the other if the party seeking to terminate is not then in material default or breach hereof, upon the occurrence of any of the following:

                  (a) if, subject to the provisions of Section 7.9, this Agreement is declared invalid or illegal in whole or substantial part by an order or decree of an administrative agency or court of competent jurisdiction and such order or decree has become final and no longer subject to further administrative or judicial review;

                  (b) if the other party is in material breach of its obligations hereunder and has failed to cure such breach within thirty (30) days of notice from the non- breaching party;

                  (c) with the mutual consent of both parties;

                  (d) if there has been a material change in FCC rules, policies or precedent that would cause this Agreement to be in violation thereof and such change is in effect and not the subject of an appeal or further administrative review and this Agreement cannot be reformed, in a manner acceptable to Programmer and Licensee, to remove and/or eliminate the violation; and

                  (f) upon a termination of the Purchase Agreement or the Second Closing thereunder in accordance with its terms.

         6.2 Termination Procedures. During any period prior to the effective date of any termination of this Agreement, Programmer and Licensee agree to cooperate in good faith to ensure that Station operations will continue, to the extent possible, in accordance with the terms of this Agreement and that the termination of this Agreement is effected in a manner that will minimize, to the extent possible, the resulting disruption of the Station's ongoing operations.

         6.3 Force Majeure. Any failure or impairment of the Station's facilities or any delay or interruption in the broadcast of programs, or failure at any time to furnish facilities, in whole or in part, for broadcast, due to Acts of God, strikes, lockouts, material or labor restrictions by any governmental authority, civil riot, floods and any other cause not reasonably within the control of Licensee, or for power reductions necessitated for maintenance of the Station or for maintenance of other stations located on the tower from which the Station will be broadcasting, shall not constitute a breach of this Agreement and Licensee will not be liable to Programmer for reimbursement or reduction of the consideration owed to Licensee.

         6.4 Other Agreements. During the term of this Agreement or any renewal hereof, Licensee will not enter into any other agreement with any third party that would conflict with or result in a material breach of this Agreement by Licensee.

SECTION 7. MISCELLANEOUS

         7.1 Assignment.

             (a) Neither this Agreement nor any of the rights, interests or obligations of either party hereunder shall be assigned, encumbered, hypothecated or otherwise transferred without the prior written consent of the other party, such consent not to be unreasonably withheld. Notwithstanding the foregoing, Programmer shall have the right to assign its rights and interests hereunder to its lenders as collateral security for Programmer's obligations to such lenders.

             (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         7.2 Call Letters. Upon request of Programmer, subject to the consent of the Licensee, Licensee shall apply to the FCC for authority to change the call letters of the Station (with the consent of the FCC) to such call letters that Programmer shall reasonably designate. Licensee must coordinate with Programmer any proposed changes to the call letters of the Station before taking any action to change such letters.

         7.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

         7.4 Entire Agreement. This Agreement and the Attachments hereto embodies the entire agreement and understanding of the parties relating to the operation of the Station. No amendment, waiver of compliance with any provision or condition hereof, or consent pursuant to this Agreement will be effective unless evidenced by an instrument in writing signed by the parties.

         7.5 Taxes. Licensee and Programmer shall each pay its own ad valorem taxes, if any, which may be assessed on such party's respective personal property for the periods that such items are owned by such party. Programmer shall pay all taxes, if any, to which the consideration specified in Section 1.5 herein is subject, provided that Licensee is responsible for payment of its own income taxes.

         7.6 Headings. The headings are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

         7.7 Governing Law. The obligations of Licensee and Programmer are subject to applicable federal, state and local law, rules and regulations, including, but not limited to, the Act and the Rules and Regulations of the FCC. The construction and performance of the Agreement will be governed by the laws of the State of Delaware.

         7.8 Notices. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be (i) in writing, (ii) sent by telecopy (with receipt personally confirmed by telephone), delivered by personal delivery, or sent by commercial delivery service or certified mail, return receipt requested, (iii) deemed to have been given on the date telecopied with receipt confirmed, the date of personal delivery, or the date set forth in the records of the delivery service or on the return receipt, and (iv) addressed as follows:

                  To Programmer:    Paxson Communications of Tucson-46, Inc.
                                    601 Clearwater Park Road
                                    West Palm Beach, FL  33401
                                    Telecopy:   (407) 659-4252
                                    Telephone:  (407) 659-4122
                                    Attention:  Lowell W. Paxson


                  To Licensee:      Channel 46 of Tucson, Inc.
                                    2309 N. Hampton Street
                                    Tucson, Arizona  085719
                                    Telecopy:  _____________
                                    Telephone: _____________
or to any such other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 7.8.

         7.9 Severability. If any provision of this Agreement or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. In the event that the FCC alters or modifies its rules or policies in a fashion which would raise substantial and material question as to the validity of any provision of this Agreement, the parties hereto shall negotiate in good faith to revise any such provision of this Agreement with a view toward assuring compliance with all then existing FCC rules and policies which may be applicable, while attempting to preserve, as closely as possible, the intent of the parties as embodied in the provision of this Agreement which is to be so modified.

         7.10 Arbitration. Any dispute arising out of or related to this Agreement that Licensee and Programmer are unable to resolve by themselves shall be settled by arbitration in Washington, D.C. by a panel of three arbitrators. Licensee and Programmer shall each designate one disinterested arbitrator and the two arbitrators designed shall select the third arbitrator. The persons selected as arbitrators need not be professional arbitrators, and persons such as lawyers, accountants and bankers shall be acceptable. Before undertaking to resolve a dispute, each arbitrator shall be duly sworn faithfully and fairly to hear and examine the matters in controversy and to make a just award according to the best of his or her understanding. The arbitration hearing shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association. The written decision of a majority of the arbitrators shall be final and binding on Licensee and Programmer. The costs and expenses of the arbitration proceeding shall be assessed between Licensee and Programmer in a manner to be decided by a majority of the arbitrators, and the assessment shall be set forth in the decision and award of the arbitrators. Judgment on the award, if it is not paid within thirty days, may be entered in any court having jurisdiction over the matter. No action at law or in equity based upon any claim arising out of or related to this Agreement shall be instituted in any court by Licensee or Programmer against the other except: (i) an action to compel arbitration pursuant to this Section; or (ii) an action to enforce the award of the arbitration panel rendered in accordance with this Section.

                  7.11 No Joint Venture. Nothing in this Agreement shall be deemed to create a joint venture between the Licensee and the Programmer.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Time Brokerage Agreement the day and year first above written.

                           LICENSEE:  CHANNEL 46 OF TUCSON, INC.

                              By:
                                  ----------------------------------------
                                     Name:
                                     Title:


                           PROGRAMMER:  PAXSON COMMUNICATIONS
                                         OF TUCSON-46, INC.


                              By:
                                  ----------------------------------------
                                     Name:
                                     Title:

                                  ATTACHMENT I
                              COMPENSATION SCHEDULE



         Programmer shall reimburse Licensee on a monthly basis for Licensee's payment of Station expenses listed on Attachment II upon receipt from the Licensee of a certificate (with attached invoices, etc.) documenting payment of those expenses.

         Payments shall be made by delivery of a check to Licensee at an address to be designated.

                                  ATTACHMENT II

                                STATION EXPENSES


                    (1)     Tower Lease and Utility Payments

                    (2)     Employee Salaries and Benefits (2)

                    (3)     Property Insurance and Taxes

                    (4)     Equipment Repair and Maintenance

                    (5)     Programming Expenses

                    (6)     Miscellaneous Reasonable and Necessary Station
                            Expenses

                                 ATTACHMENT III

                 BROADCAST STATION PROGRAMMING POLICY STATEMENT

         The following sets forth the policies generally applicable to the presentation of programming and advertising over Television Station KXGR, Green Valley, Arizona. All programming and advertising broadcast by the station must conform to these policies and to the provisions of the Communications Act of 1934, as amended [the "Act"], and the Rules and Regulations of the Federal Communications Commission ["FCC"].

Station Identification

The station must broadcast a station identification announcement once an hour as close to the hour as feasible in a natural break in the programming. The announcement must include (1) the station's call letters (currently, [KXGR]); followed immediately by (2) the station's city of license (Green Valley, Arizona).

Broadcast of Telephone Conversations

Before recording a telephone conversation for broadcast or broadcasting such a conversation simultaneously with its occurrent, any party to the call must be informed that the call will be broadcast or will be recorded for later broadcast, and the party's consent to such broadcast must be obtained. This requirement does not apply to calls initiated by the other party which are made in a context in which it is customary for the station to broadcast telephone calls.

Sponsorship Identification

When money, service, or other valuable consideration is either directly or indirectly paid or promised as part of an arrangement to transmit any programming, the station at the time of broadcast shall announce (1) that the matter is sponsored, either whole or in part; and (2) by whom or on whose behalf the matter is sponsored. Products or services furnished to the station in consideration for an identification of any person, product, service, trademark or brand name shall be identified in this manner.

In the case of any political or controversial issue broadcast for which any material or service is furnished as an inducement for its transmission, an announcement shall be made at the beginning and conclusion of the broadcast stating (1) the material or service that has been furnished; and (2) the person(s) or association(s) on whose behalf the programming is transmitted. However, if the broadcast is 5 minutes duration or less, the required announcement need only be made either at its beginning or end.

Prior to any sponsored broadcast involving political matters or controversial issues, the station shall obtain a list of the chief executive officers, members of the executive committee or board of directors of the sponsoring organization and shall place this list in the station's public inspection file.

Payola/Plugola

The station, its personnel, or its programmers shall not accept or agree to accept from any person any money, service, or other valuable consideration for the broadcast of any matter unless such fact is disclosed to the station so that all required station identification announcements can be made. All persons responsible for station programming must, from time to time, execute such documents as may be required by station management to confirm their understanding of and compliance with the FCC's sponsorship identification requirements.

Rebroadcasts

The station shall not rebroadcast the signal of any other broadcast station without first obtaining such station's prior written consent to such rebroadcast.

Fairness

Station shall seek to afford coverage to contrasting viewpoints concerning controversial issues of public importance.

Personal Attacks

The station shall not air attacks upon the honesty, character, integrity or like personal qualities of any identified person or group. If such an attack should nonetheless occur during the presentation of views on a controversial issue of public importance, those responsible for programming shall submit a tape or transcript of the broadcast to station management and to the person attacked within 48 hours, and shall offer the person attacked a reasonable opportunity to respond.

Political Editorials

Unless specifically authorized by station management, the station shall not air any editorial which either endorses or opposes a legally qualified candidate for public office.

Political Broadcasting

All "uses" of the station by legally qualified candidates for elective office shall be in accordance with the Act and the FCC's Rules and policies, including without limitation, equal opportunities requirements, reasonable access requirements, lowest unit charge requirements and similar rules and regulations.

Obscenity and Indecency

The station shall not broadcast any obscene material. Material is deemed to be obscene if the average person, applying contemporary community standards in the local community, would find that the material, taken as a whole, appeals to the prurient interest; depicts or describes in a patently offensive way sexual conduct specifically defined by applicable state law; and taken as a whole, lacks serious literary artistic, political or scientific value.

The station shall not broadcast any indecent material outside of the periods of time prescribed by the Commission. Material is deemed to be indecent if it includes language or material that, in context, depicts or describes, in terms patently offensive as measured by contemporary community standards for the broadcast medium, sexual or excretory activities or organs.

Billing

No entity which sells advertising for airing on the station shall knowingly issue any bill, invoice or other document which contains false information concerning the amount charged or the broadcast of advertising which is the subject of the bill or invoice. No entity which sells advertising for airing on the station shall misrepresent the nature or content of aired advertising, nor the quantity, time of day, or day on which such advertising was broadcast.

Contests

Any contests conducted on the station shall be conducted substantially as announced or advertised. Advertisements or announcements concerning such contests shall fully and accurately disclose the contest's material terms. No contest description shall be false, misleading or deceptive with respect to any material term.

Hoaxes

The station shall not knowingly broadcast false information concerning a crime or catastrophe.

Children's Programming

The station shall broadcast reasonable amounts of educational and informational programming designed for children aged 16 years and younger.

Children's Advertising

Programming designed for children aged 12 years and younger shall not include more than 12 minutes of commercial matter per hour, Monday through Friday, and shall not include more than 10.5 minutes of commercial matter per hour on weekend programming. There shall be no host selling, as that term is defined by the FCC, in children's programming on the station.

Emergency Information

Any emergency information which is broadcast by the station shall be transmitted both aurally and visually or only visually.

Lottery

The station shall not advertise or broadcast any information concerning any lottery (except the Arizona State Lottery and any other state lottery). The station may advertise and provide information about lotteries conducted by non-profit groups, governmental entities and in certain situations, by commercial organizations, if and only if there is no state or local restriction or ban on such advertising or information and the lottery is legal under state or local law. Any and all lottery advertising must first be approved by station management.

Advertising

Station shall comply with all federal, state and local laws concerning advertising, including without limitation, all laws concerning misleading advertising, and the advertising of alcoholic beverages.

Programming Prohibitions.

Knowing broadcast of the following types of programs and announcements is prohibited:

         False Claims. False or unwarranted claims for any product or service.

         Unfair Imitation. Infringements of another advertiser's rights through plagiarism or unfair imitation of either program idea or copy, or any other unfair competition.

         Commercial Disparagement. Any unfair disparagement of competitors or competitive goods.

         Profanity. Any programs or announcements that are slanderous, obscene, profane, vulgar, repulsive or offensive, as evaluated by station management.

         Violence. Any programs which are excessively violent.

         Unauthenticated Testimonials. Any testimonials which cannot be authenticated.

                                  ATTACHMENT IV

                            FORM OF PAYOLA AFFIDAVIT



City of                             )
        ------------------------    )
                                    )
County of                           )        SS:
          ----------------------    )
                                    )
State of                            )
          ----------------------

                          ANTI-PAYOLA/PLUGOLA AFFIDAVIT

____________________, being first duly sworn, deposes and says as follows:

1.       He is ________________ for ________________.
                  Position

2.       He has acted in the above capacity since ____ .

3. No matter has been broadcast by Station for which service, money or other valuable consideration has been directly or indirectly paid, or promised to, or charged, or accepted, by him from any person, which matter at the time so broadcast has not been announced or otherwise indicated as paid for or furnished by such person.

4. So far as he is aware, no matter has been broadcast by Station ____ for which service, money, or other valuable consideration has been directly or indirectly paid, or promised to, or charged, or accepted by Station _____ or by any independent contractor engaged by Station _____ in furnishing programs, from any person, which matter at the time so broadcast has not been announced or otherwise indicated as paid for or furnished by such person.

5. In future, he will not pay, promise to pay, request, or receive any service, money, or any other valuable consideration, direct or indirect, from a third party, in exchange for the influencing of, or the attempt to influence, the preparation of presentation of broadcast matter on Station _________.

6. Nothing contained herein is intended to, or shall prohibit receipt or acceptance of anything with the expressed knowledge and approval of my employer, but henceforth any such approval must be given in writing by someone expressly authorized to give such approval.

7. He, his spouse and his immediate family do not have any present direct or indirect ownership interest in (other than an investment in a corporation whose stock is publicly held), serve as an officer or director of, whether with or without compensation, or serve as an employee of, any person, firm or corporation engaged in:

         1.       The publishing of music;

         2. The production, distribution (including wholesale and retail sales outlets), manufacture or exploitation of music, films, tapes, recordings or electrical transcriptions of any program material intended for radio broadcast use;

         3. The exploitation, promotion, or management or persons rendering artistic, production and/or other services in the entertainment field;

         4. The ownership or operation of one or more radio or television stations;

         5. The wholesale or retail sale of records intended for public purchase;

         6. Advertising on Station , or any other station owned by its licensee (excluding nominal stockholdings in publicly owned companies).

8. The facts and circumstances relating to such interest are none _____ as follows: _____:

         _______________________________________________________________________

         _______________________________________________________________________


                                             -----------------------------
                                                       Affiant

Subscribed and sworn to before me
this _____ day of __________, 19___.


------------------------------------
Notary Public

My Commission expires:              .
                      --------------

                                  EXHIBIT B

                                                                       EXHIBIT B




================================================================================



                             CONSTRUCTION AGREEMENT

                                 BY AND BETWEEN

                           CHANNEL 46 OF TUCSON, INC.

                                       AND

                            PAXSON COMMUNICATIONS OF
                                 TUCSON-46, INC.

                                       FOR

                             TELEVISION STATION KXGR
                              GREEN VALLEY, ARIZONA

                                      * * *

                                 ________, 1997



================================================================================

                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----

          SECTION 1.  DEFINITIONS.................................................................................1

          SECTION 2.  THE WORK....................................................................................2

          SECTION 3.  COMPLETION OF THE WORK......................................................................3

          SECTION 4.  COST OF THE WORK............................................................................3

          SECTION 5.  BUDGET......................................................................................3

          SECTION 6.  CONTRACTOR'S CONSTRUCTION OBLIGATIONS.......................................................4

          SECTION 7.  SUBCONTRACTORS..............................................................................5

          SECTION 8.  PROTECTION OF PERSONS AND PROPERTY..........................................................5

          SECTION 9.  INSURANCE...................................................................................5

          SECTION 10. DAMAGES.....................................................................................6

          SECTION 11. TERMINATION.................................................................................6

          SECTION 12. MISCELLANEOUS PROVISIONS....................................................................6

          SECTION 13. COUNTERPARTS................................................................................8

                                                                       EXHIBIT B

                             CONSTRUCTION AGREEMENT

         THIS CONSTRUCTION AGREEMENT (the "Agreement") is entered into as of this _____ day of _____ , 199_, by and between PAXSON COMMUNICATIONS OF TUCSON-46, INC., a Florida corporation ("Contractor"), and CHANNEL 46 OF TUCSON, INC., a Delaware corporation ("Permittee").


                               W I T N E S S E T H

         WHEREAS, Permittee holds a Construction Permit issued by the Federal Communications Commission ("FCC") for new television station KXGR, Channel 46, Green Valley, Arizona, FCC File No. BMPCT-960801LM (the "Construction Permit");

         WHEREAS, Permittee, Contractor and Sungilt Corporation, Inc. have entered into a Stock Purchase Agreement dated as of September __, 1997 (the "Purchase Agreement"); and

         WHEREAS, the Purchase Agreement provides that Contractor and Permittee shall enter into this Agreement in order to permit Contractor to specify the materials and equipment required to construct the facilities proposed in the Construction Permit for new television station KXGR, Channel 46, Green Valley, Arizona (the "Station"), and to undertake, following consultation with Permittee, such construction.

         NOW THEREFORE, in consideration of the above and of the mutual promises covenants contained herein, the parties, intending to be legally bound, agree as follows:

         SECTION 1. DEFINITIONS. In addition to the terms which are elsewhere defined in this Agreement, the following terms shall have the respective meanings hereinafter set forth:

                  A. "Budget" shall mean the preliminary budget as agreed to by Permittee and Contractor, as described in Exhibit 1 attached hereto, as such Budget may be amended in accordance with Section 6 of this Agreement.

                  B. "Contract Documents" shall mean this Agreement, all authorizations issued to the Permittee for the Station's operation and construction, the Plans and Specifications and the Budget.

                  C. "Plans and Specifications" shall mean the plans and specifications described in Exhibit 2 attached hereto, and as supplemented from time to time with the agreement of Contractor and Permittee.

                  D. "Work" shall mean all labor, materials and equipment necessary or appropriate for the construction of the facilities described in the Plans and Specifications as authorized in the Construction Permit.

         SECTION 2. THE WORK.

                  A. Contractor agrees to do the following at Contractor's expense:

                     (i) In consultation with Permittee, specify for purchase by Contractor and lease by Permittee pursuant to the Lease Agreement (as defined below) of the equipment, supplies and materials necessary or appropriate for the construction and installation of the facilities described in the Plans and Specifications and as authorized in the Construction Permit; and

                     (ii) With the concurrence of the Permittee, construct and/or install the facilities described in the Plans and Specifications in accordance with the Construction Permit and all applicable zoning, building or other governmental laws, ordinances or regulations.

                  B. Permittee has done or agrees to do the following:

                     (i) Maintain in effect the Construction Permit, as it may be modified, including the filing, if necessary, of an application to extend the expiration date of the Construction Permit and prosecuting such application diligently;

                     (ii) File with the FCC or any other governmental agency and prosecute to the full extent any amendments to the Construction Permit and any other applications which may be necessary for the implementation of the Construction Permit, the construction of the Station, and the commencement and continuation of the Station's operations as proposed in the Construction Permit;

                     (iii) Prepare and timely file with the FCC an application for license for the constructed facilities in accordance with the rules and regulations of the FCC; and

                     (iv) Cooperate with Contractor in timely filing and obtaining any zoning, building and other permits that are required in connection with the Plans and Specifications and the Work, obtain and maintain in full force and effect a lease for, or ownership of, the Station's transmitter and antenna facilities, and execute the necessary documents and agreements provided by Contractor in accordance with its obligations hereunder.

         SECTION 3. COMPLETION OF THE WORK.

                  A. The Work shall be commenced upon the execution of this Agreement and shall be substantially completed as promptly as reasonably practicable; provided, however, that the parties agree that such date shall be extended by reason of strikes, labor troubles, inability to procure material, failure of power, governmental actions or inactions, riots, insurrection, war or other reasons beyond the control of the parties.

                  B. The Work shall be deemed to be substantially complete when
(i) construction is sufficiently complete, in accordance with the Contract Documents, so that the Station may begin operating pursuant to Program Test Authority under FCC rules using the facilities proposed in the Construction Permit and (ii) all permits, modifications of permits, authorizations and licenses necessary to operate such facilities have been obtained. Any Work required by the Contract Documents which remains to be completed after the date of substantial completion shall, if reasonably feasible, be completed by Contractor within ninety (90) days after the date of substantial completion.

                  C. Upon substantial completion of the construction of the Station as specified above, Contractor and Permittee shall enter into a Lease Agreement (the "Lease Agreement") which is attached hereto as Exhibit 3.

                  D. If the Special Temporary Authority (as defined in the Purchase Agreement) is granted by the FCC, Contractor shall construct the temporary facilities described in the application for the Special Temporary Authority at its expense and upon substantial completion of the construction of such temporary facilities, Contractor shall lease such facilities to Permittee in accordance with the Lease Agreement.

         SECTION 4. COST OF THE WORK. Contractor shall be responsible for the entire cost of the Work. Upon execution of this Agreement, Contractor shall pay the Permittee Two Thousand Five Hundred Dollars ($2,500) per month to cover the antenna site lease for the Station specified in the Construction Permit and Permittee shall provide Contractor with an executed copy of such lease.

         SECTION 5. BUDGET. Permittee and Contractor acknowledge and agree that the Budget represents the estimated cost of the Work. Promptly after the date hereof, Contractor shall obtain firm bids from responsible manufacturers, suppliers, and contractors approved by Permittee for the performance of the Work or portions thereof, and shall supply copies of all bids to Permittee. Upon receipt of the bids and upon the agreement by Permittee and Contractor to accept those bids, Contractor shall accept the bids and the Budget shall be adjusted to conform to the bids.

         SECTION 6. CONTRACTOR'S CONSTRUCTION OBLIGATIONS.

                  A. Contractor shall supervise and direct the Work, using its best skill and attention and, subject to the concurrence of Permittee, shall be responsible for all construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under this Agreement.

                  B. Contractor shall be responsible to the Permittee for the acts and omissions of Contractor's employees, contractors, subcontractors and other persons providing or performing any of the Work.

                  C. Unless otherwise provided in the Contract Documents, Contractor shall provide all labor, materials, equipment, tools, construction, equipment and machinery, water, heat, utilities, transportation and other facilities and services necessary for the proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

                  D. Contractor shall at all times enforce strict discipline and good order among any person working at the construction site.

                  E. Contractor warrants to Permittee that all materials and equipment furnished under this Contract will be new, unless otherwise specified in Exhibit A, and that all Work will be of good quality, free from faults and defects and in conformance with the Contract Documents.

                  F. Contractor shall comply in all material respects with all laws, ordinances, rules, regulations and lawful orders of any public authority bearing on the performance of the Work.

                  G. Contractor shall prepare and submit to Permittee for Permittee's approval an estimated progress schedule for the Work. The progress schedule shall be related to the entire project to the extent required by the Contract Documents and shall provide for expeditious and practicable completion of the Work.

                  H. Contractor at all times shall keep the construction site free from accumulation of waste material or rubbish caused by the Work. At the completion of the

Work, Contractor shall remove or cause to be removed all waste materials and rubbish from and about the construction site and tools, construction equipment, machinery and surplus materials.

     SECTION 7. SUBCONTRACTORS. By an appropriate written agreement, Contractor shall require each subcontractor retained by Contractor to be bound by the terms of the Contract Documents, and to assume all the obligations and responsibilities which Contractor, by those documents, assumes toward Permittee.

     SECTION 8. PROTECTION OF PERSONS AND PROPERTY.

         A. Contractor shall take all reasonable precautions for the safety of, and shall provide all reasonable protection to prevent damage, injury or loss to:

                  (i)   all individuals employed to perform the Work;

                  (ii) all materials and equipment to be used in the Work, whether in storage, on or off the site, under the care, custody or control of Contractor or any of its subcontractors; and

                  (iii) other property at the site or adjacent thereto.

         B. Contractor shall give all notices and comply in all material respects with all applicable laws, ordinances, rules, regulations and lawful orders of any public authority bearing on the safety of persons or property or their protection from damage, injury or loss.

SECTION 9. INSURANCE.

         A. Contractor shall purchase and maintain or cause to be purchased and maintained such insurance as will protect Contractor and Permittee from claims set forth below which may arise out of or result from the Work, whether such operations be by Contractor or by any subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

            (i) claims under workmen's compensation, disability benefit and other similar employee benefit acts;

            (ii) claims for damages because of bodily injury, occupational sickness or disease, or death;

                  (iii) claims for damages insured by usual personal injury liability coverage which are sustained (1) by any person as a result of an offense directly or indirectly related to the employment of such person by Contractor, or (2) by any other person;

                  (iv) claims for damages, other than to the Work itself, because of injury to or destruction of tangible property; and

                  (v) claims for damages because of bodily injury or death or any property damage arising out of the ownership, maintenance or use of any motor vehicle in respect of the Work.

                  B. The insurance required by this Section shall be written for not less than the limits of liability agreed to by Contractor and Permittee or required by law, whichever is greater.

                  C. Certificates of Insurance acceptable to Permittee and Contractor shall be delivered to Permittee prior to commencement of the Work. These Certificates shall contain a provision that coverage afforded under the policies will not be canceled until at least thirty (30) days' prior written notice has been given to the Permittee.

                  D. Permittee shall purchase and maintain property insurance upon the entire Work to the full insurable value thereof. This insurance shall insure against the perils of fire and extended coverage, shall include "all risk" insurance for physical loss or damage including, without duplication of coverage, theft, vandalism and malicious mischief and shall provide that all proceeds from such insurance shall go to Contractor.

         SECTION 10. DAMAGES. In the event of a default by Contractor of its obligations under this Agreement or the failure of Contractor to complete the Work, Contractor shall not be liable to Permittee for any consequential damages as a result of such failure or delay. The sole liability of Contractor to Permittee shall be for the full cost and expense of completing the Work in accordance with the Contract Documents and the Plans and Specifications.

         SECTION 11. TERMINATION. This Agreement shall terminate, and neither party shall have any further obligation hereunder, upon the earlier to occur of
(a) the completion of the Work or (b) the Second Closing (as defined in the Purchase Agreement).

         SECTION 12.  MISCELLANEOUS PROVISIONS.

                  A. The Contract shall be governed by the laws of the State of Delaware applicable to contracts made and to be performed there, without reference to the principles of the conflicts of law.

                  B. Permittee and Contractor each binds itself and its successors, assigns and legal representatives to the other party hereto and to the successors, assigns and legal representatives of such other party with respect to all covenants, agreements and obligations contained in the Contract Documents.

                  C. The parties hereto agree to cooperate fully with each other in preparing, filing, prosecuting, advocating grant, and taking any other actions necessary with respect to any applications or actions which are or may be necessary to obtain the consent of the FCC or of any other governmental instrumentality, or any third party to, or are or may be necessary or helpful in order to accomplish the transactions contemplated by this Agreement.

                  D. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be (i) in writing, (ii) delivered by personal delivery or sent by commercial delivery service or certified mail, return receipt requested, (iii) deemed to have been given on the date of personal delivery, the date set forth in the records of the delivery service or on the return receipt, and (iv) addressed as follows::

If to Permittee:                    Channel 46 of Tucson, Inc.
                                    2309 Hampton Street
                                    Tucson, Arizona  085719

If to Contractor:                   Mr. Lowell W. Paxson
                                    Paxson Communications of Tucson-46, Inc.
                                    601 Clearwater Park Road
                                    West Palm Beach, Florida  33401

or to any such other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 12.D.

                  E. No action or failure to act by Permittee or Contractor shall constitute a waiver of any right or duty afforded any of them under this Agreement, nor shall any such action or failure to act constitute an approval of or acquiescence in any breach thereunder, except as may be specifically agreed in writing.

                  F. If the Contract Documents, laws, ordinances, rules, regulations or orders or any public authority having jurisdiction require any portion of the Work to be inspected, tested or approved, Contractor shall give Permittee timely notice of its readiness so Permittee may observe such inspection, testing or approval.

                  G. Licensee's and Contractor's respective obligations hereunder are unique and valuable and not readily subject to compensation by money damages alone. Accordingly, in the event either party should breach its obligations under this Agreement, the other party shall be entitled to an order directing specific performance from a court of competent jurisdiction, in addition to all other remedies at law or in equity.

         SECTION 13. COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures on all counterparts were upon the same instrument.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Permittee and Contractor have executed this Construction Agreement as of the date first above written.

                                   PAXSON COMMUNICATIONS OF
                                   TUCSON-46, INC.



                                   By:
                                       -----------------------------------
                                          Name:
                                          Title:



                                   CHANNEL 46 OF TUCSON, INC.



                                   By:
                                       -----------------------------------
                                           Name:
                                           Title:

t

                                    EXHIBIT 1


                                     BUDGET

                                    EXHIBIT 3


                                 LEASE AGREEMENT

                                                                  EXHIBIT 10.183


================================================================================



                                 LEASE AGREEMENT

                                 BY AND BETWEEN

                           CHANNEL 46 OF TUCSON, INC.

                                       AND

                    PAXSON COMMUNICATIONS OF TUCSON-46, INC.

                                       FOR

                             TELEVISION STATION KXGR
                              GREEN VALLEY, ARIZONA

                                      * * *

                               __________ __, 1997



================================================================================

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

SECTION 1.  TERM..................................................................................................1
         (a)        Initial and Renewal Term......................................................................1
         (b)        Holding Over..................................................................................1
         (c)        Automatic Termination.........................................................................2

SECTION 2.  RENT AND TAXES........................................................................................2
         (a)        Rent for Initial and Renewal Terms............................................................2
         (b)        Security Deposit..............................................................................3
         (c)        Taxes.........................................................................................3
         (d)        Payment.......................................................................................3

SECTION 3.  USE OF ASSETS.........................................................................................3

SECTION 4.  ALTERATIONS...........................................................................................4

SECTION 5.  MAINTENANCE AND REPAIRS...............................................................................4

SECTION 6.  INDEMNITY AND INDEMNITY INSURANCE.....................................................................5

SECTION 7.  ASSIGNMENT............................................................................................6

SECTION 8.  CONDEMNATION..........................................................................................6

SECTION 9.  INTERFERENCE AND RF RADIATION.........................................................................7
         (a)        General.......................................................................................7
         (b)        RF Radiation..................................................................................7

SECTION 10.  FORCE MAJEURE........................................................................................7

SECTION 11.  MECHANICS' LIENS.....................................................................................7

SECTION 12.  LESSOR'S LIEN........................................................................................7

SECTION 13.  QUIET ENJOYMENT......................................................................................8

SECTION 14.  DEFAULT..............................................................................................8

SECTION 15.  SURRENDER OF LEASED ASSETS...........................................................................8

                                                                                                               Page
                                                                                                               ----

SECTION 16.  NOTICES..............................................................................................8

SECTION 17.  PROPERTY INSURANCE...................................................................................9

SECTION 18.  TAXES...............................................................................................10

SECTION 19.  CAPTIONS............................................................................................10

SECTION 20.  COVENANTS TO BIND AND BENEFIT RESPECTIVE PARTIES....................................................10

SECTION 21.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND
COVENANTS........................................................................................................10

SECTION 22.  COUNTERPARTS........................................................................................10

SECTION 23.  ATTORNEYS FEES......................................................................................10

SECTION 24.  MISCELLANEOUS.......................................................................................10

SECTION 25.  ENTIRE AGREEMENT....................................................................................10

SECTION 26.  WAIVER OF JURY TRIAL................................................................................11




                                      (ii)

                                 LEASE AGREEMENT


         THIS LEASE is made and entered into as of this __________ day of ________, ____, by and between PAXSON COMMUNICATIONS OF TUCSON-46, INC., a Florida corporation (hereinafter referred to as "Lessor"), and CHANNEL 46 OF TUCSON, INC., a Delaware corporation (hereinafter referred to as "Lessee").

                               STATEMENT OF FACTS

         A. Lessor, Lessee and Sungilt Corporation, Inc. ("SC") have entered into a Stock Purchase Agreement dated as of August ____, 1997 ("Purchase Agreement").

         B. Pursuant to the Purchase Agreement, Lessor and Lessee have entered into a Construction Agreement, dated as of _____ __, 1997, which provides that Lessor and Lessee shall enter into a Lease Agreement pursuant to which Lessor shall lease to Lessee certain assets used or useful in the operation of new television station KXGR, Channel 46, Green Valley, Arizona (the "Station").

         C. Lessor and Lessee desire to set forth herein the terms and conditions of such Lease.

         NOW, THEREFORE, in consideration of the terms and conditions set forth in this Lease, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. TERM.

             (a) Initial and Renewal Term. Lessee shall have the right to use the assets described in Exhibit A hereto (the "Leased Assets") for an Initial Term commencing on the date hereof (the "Commencement Date") and expiring at 12:00 Midnight on a date which is five years from the date hereof (the "Initial Term"), unless this Lease is sooner terminated as hereinafter provided and provided further that this Lease shall terminate upon the Second Closing as provided for in the Purchase Agreement or if SC is in default under the Purchase Agreement. This Lease may be renewed for one additional one-year term (the "Renewal Term"), unless at least 90 days prior to the expiration of the Initial Term Lessor or Lessee shall have provided written notice to the other stating that it does not intend to renew this Lease for a Renewal Term. The Initial Term and Renewal Term shall be subject to all of the terms and conditions set forth in this Lease.

                  (b) Holding Over. If Lessee or anyone claiming under Lessee shall remain in possession of the Leased Assets or any part thereof after the expiration of the Initial Term or the Renewal Term without any agreement in writing between the Lessor and Lessee with respect thereto, prior to acceptance of rent by Lessor, the person remaining in possession shall be deemed a holdover lessee, and, after acceptance of rent by Lessor, the party remaining in possession of the Leased Assets shall be deemed a lessee from month-to-month, subject to the provisions of this Lease. The rental during any such period shall equal one hundred twenty-five percent (125%) of the rental in effect immediately preceding such expiration.

                  (c) Automatic Termination. Notwithstanding anything in this Lease to the contrary, this Lease shall automatically terminate upon the earlier to occur of the Second Closing (as defined in the Purchase Agreement) or the termination of the Time Brokerage Agreement (as defined in the Purchase Agreement), and neither Lessor nor Lessee shall have any further obligations hereunder, except as provided in Section 3(b) and except that Lessee shall be responsible for any unpaid Rent.

         SECTION 2.  RENT AND TAXES.

                  (a) Rent for Initial and Renewal Terms. Lessee covenants and agrees to pay Lessor for the use of the Leased Assets during the Initial Term and the Renewal Term the amounts set forth below (the "Rent"):

                    (1) On or before the last day of the month in which the Commencement Date falls, Lessee shall pay as Rent for each day of the period beginning on the Commencement Date and ending on the last day of such month the sum of _________ Dollars ($________).

                    (2) Lessee shall pay to Lessor monthly Rent in the amount of ___________ Dollars ($________) (the "Base Rent") for the period beginning with the first full calendar month following the Commencement Date and continuing until the termination of this Lease.

                    (3) In the event that this Lease is renewed, the Rent to be paid by Lessee to Lessor during the Renewal Term shall be equal to the sum of the Base Rent plus the amount determined by multiplying the Base Rent by the percentage increase, if any, in the U.S. Department of Labor, Bureau of Labor Statistics, Revised All-Cities Consumer Price Index for the Tucson, Arizona metropolitan area (the "CPI") published immediately prior to the last day of the Initial Term over the CPI published immediately prior to the

Commencement Date. In no event shall the Rent to be paid by Lessee during the Renewal Term be less than the Base Rent.


                    (4) If the CPI ceases to exist or is substantially changed, Lessor shall substitute a similar index. Except as otherwise specifically provided herein, installments of Rent during the Initial Term and the Renewal Term shall be paid in advance in United States Dollars (without prior notice or invoice by Lessor) on or before the first of the month and any amounts which are payable when invoiced hereunder shall be due within twenty (20) days after Lessee's receipt of such invoice.

                  (b) Security Deposit. As security for the timely performance of Lessee's obligations hereunder, Lessee shall pay to Lessor on the Commencement Date the amount of __________ Dollars ($_______) which shall be held by Lessor as a security deposit for the Initial Term and the Renewal Term. Lessor shall be permitted to apply the security deposit to satisfy Lessee's obligations hereunder.

                  (c) Taxes. Lessee shall pay to Lessor, when invoiced, any and all taxes and assessments levied or assessed on or against the use of the Leased Assets and/or the rental payments due hereunder.

                  (d) Payment. All monthly payments of rent or other sums due Lessor hereunder shall be sent to or made at the offices of Lessor designated in
Section 16 hereof, or such other place as may be designated by Lessor from time to time.

         SECTION 3.  USE OF ASSETS.

                  (a) Lessee shall have the right to use the Leased Assets only for the purpose of constructing and operating the Station and for the construction and operation of transmit and receive towers, satellite receivers and associated equipment related to Lessee's operation of the Station.

                  (b) Lessee accepts the Leased Assets in their present condition ("as is") and agrees that it will take good care of the Leased Assets, subject to reasonable wear and tear, and that Lessee will return the Leased Assets to Lessor in the same condition as said Leased Assets were in at the time control was turned over to Lessee, subject to reasonable wear and tear, and damage done by Lessor, if any. Furthermore, at Lessor's option, Lessee at its sole cost and expense shall remove or change all alterations made pursuant to
Section 4(a) hereof so as to return said Leased Assets to Lessor in said same condition, subject to this subsection 3(b). Lessee agrees that it will comply with all laws, ordinances, orders, rules, regulations or requirements of all governmental authorities which are applicable to its use of the Leased Assets.

                  (c) Lessee, at its own cost and expense, shall obtain and maintain in effect any and all permits, licenses and approvals that are or may be required with respect to the construction or operation of the Station by each governmental authority having jurisdiction over such construction or operation.

         SECTION 4.  ALTERATIONS.

                  (a) Subject to Lessor's approval, which approval shall not be unreasonably withheld, Lessee, at its own expense and subject to the provisions of Subsection 4(b) hereof, may make such alterations, additions, changes and improvements (herein called "Alterations") to the Leased Assets as Lessee may deem necessary or desirable, subject to Lessor's approval, which approval shall not be unreasonably withheld; provided that said Alterations shall not lessen the value of the Leased Assets.

                  (b) Before Lessee may make any Alterations to the Leased Assets in accordance with the rights granted by Subsection 4(a) hereof, Lessee shall submit to Lessor written specifications for such Alterations that are proposed for Lessor's approval. Lessor, within thirty (30) days after receipt by it of the written specifications, shall notify Lessee whether it approves such Alterations. If Lessor fails to notify Lessee in writing within such thirty (30) day period that it disapproves of such Alterations, Lessee may proceed to cause the Alterations to be made.

         SECTION 5.  MAINTENANCE AND REPAIRS.

                  (a) Lessor shall be responsible for the repair and maintenance of the Leased Assets. In the event that Lessee reasonably determines that a repair or replacement is needed and Lessor after written notice does not make said repair or replacement within a reasonable period of time, Lessee shall notify Lessor in writing that it considers said repair or replacement necessary and that it is contemplating making said repair. Lessee may then, at its option, make such repair or replacement and charge the reasonable cost incurred to Lessor. It is agreed that nothing in the foregoing shall relieve Lessor from full performance of its obligations and that the remedy referred to above is in addition to any other remedy available to Lessee.

                  (b) If the Leased Assets shall be partially damaged by fire or other cause without the fault or neglect of Lessee or its employees, agents, visitors or licensees, the Lessor shall proceed forthwith to replace or to repair the Leased Assets with reasonable diligence at the expense of Lessor; provided, if the Leased Assets are to be replaced or repaired and are unusable in whole or in part following such damage, the rent payable hereunder during the period in which they are unusable shall be adjusted equitably; provided further, however, if the Leased Assets are totally damaged or rendered wholly unusable by fire or other cause, including, but not limited to, condemnation, and Lessor shall decide not to replace the same, then, within ninety (90) days after such fire, casualty or condemnation, Lessor may give Lessee notice in writing of the decision not to replace, whereupon the Initial Term or Renewal Term of this Lease shall terminate, Lessee shall surrender the Leased Assets to Lessor, and rent shall be abated for the unexpired portion of this Lease, effective as of the date of said written notice from Lessor, and Lessor shall have no further obligation or liability to Lessee. It is agreed that nothing in this Subsection 5(b) shall require Lessor to replace or to repair any or all Alterations.

                  (c) Lessor will maintain the Leased Assets so as to comply with existing rules and regulation imposed by any governmental authority having jurisdiction over the construction or operation of the Station, and make any repairs and modifications reasonably necessary to maintain the Leased Assets in good condition and in compliance with good broadcast engineering practices. In performance of its obligation to maintain and repair the Leased Assets, it may be necessary from time to time for Lessor to request that Lessee temporarily cease its broadcast operation, turn off electrical power and/or make other adjustments to its equipment and operations. Lessor agrees to schedule such work, as far as reasonably possible, from 1:00 A.M. to 5:00 A.M., and Lessor will not cause any temporary interruption of Lessee's broadcast operation under this provision unless such interruption is required by and consistent with good engineering practices. Lessee agrees to cooperate with Lessor and to comply with and honor Lessor's reasonable requests for temporary cessation of its broadcast operation, to turn off electrical power and/or to make other adjustments to its equipment or operation, as necessary, to allow Lessor to perform such work in an orderly and timely manner.

         SECTION 6.  INDEMNITY AND INDEMNITY INSURANCE.

                  (a) Lessee shall indemnify and hold harmless Lessor from any and all claims, expenses or liabilities, including reasonable attorneys' fees and court costs, for injuries to or death of persons, or damage to property arising out of or in connection with Lessee's use of the Leased Assets. Lessee further agrees to defend on behalf of Lessor all legal actions, if any, arising out of any such claim for such damages. Lessor shall not be liable for loss or damage sustained by Lessee by reason of business interruption resulting from any or all acts or omissions of Lessor or violations by Lessor of any or all terms, covenants or conditions of this Lease.

                  (b) Lessee agrees that it will, at its expense, obtain and maintain during the Initial Term or Renewal Term public liability insurance against claims of injury to or death of persons, or damage to property arising out of or in connection with Lessee's use of the Leased Assets, naming Lessee and Lessor as insured persons. Such public liability insurance shall be with an insurer that Lessor finds reasonably satisfactory and shall have limits of not less than One Million Dollars ($1,000,000) with respect to claims of injury to or death of any number of persons in any one occurrence and not less than Two Hundred Thousand Dollars ($200,000) for property damage in any one occurrence. Lessee agrees to name Lessor as a co-insured party on any and all such public liability insurance policies. Satisfactory evidence of such coverage shall be submitted by Lessee to Lessor.

         SECTION 7.  ASSIGNMENT.

                  (a) Lessee's Right to Assign. Neither this Lease nor any of the rights, interests or obligations of Lessee hereunder shall be assigned, encumbered, hypothecated, subleased or otherwise transferred without the prior written consent of Lessor.

                  (b) This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         SECTION 8.  CONDEMNATION.

                  (a) If during the Initial Term or Renewal Term of this Lease the Leased Assets or any portion thereof shall be appropriated by any corporation or authority having the right of eminent domain, or if access to the Leased Assets is restricted by action of any such corporation or authority and reasonably comparable access is not made available to the Leased Assets, this Lease and all obligations of Lessor and Lessee hereunder shall cease and terminate as of the date the appropriating corporation or authority takes possession thereof or materially restricts access to the Leased Assets. All obligations of Lessee to pay any rents or other charges whatsoever under the terms of this Lease shall be apportioned as of such date in the same manner as if the Lease had expired on such date according to its terms.

                  (b) Whenever used herein, the terms "appropriated" or "appropriation" shall include any voluntary transfer of the Leased Assets or any part thereof to any corporation or authority having the right of eminent domain as a result of a settlement of a threatened or pending appropriation action.

                  (c) In the event of the appropriation of the whole or any part of the Leased Assets, the amount received as compensation for the appropriation (including in the case of an appropriation of part of the Leased Assets, any amount allowed as damages to the remainder) shall be paid in full to Lessor, subject, however, to any right of Lessee to receive any additional or specific award from the appropriating corporation or authority to which it might be entitled.

                  (d) In any appropriation of the Leased Assets, Lessee shall have the right to prove in the proceeding and to receive any award which may be for damages to or condemnation of Lessee's movable trade fixtures, equipment, furniture and furnishings and for moving and relocation expenses.

         SECTION 9.  INTERFERENCE AND RF RADIATION.

                  (a) General. Lessee will conduct its activities in accordance with applicable requirements of the FCC and sound electronic and engineering practice.

                  (b) RF Radiation. Lessee shall, at Lessee's expense, take all actions required to ensure that Lessee's broadcast operation does not expose workers or the general public to levels of radio frequency radiation in excess of the "Radio Frequency Protection Guides" recommended in the American National Standard Safety Levels with Respect to Human Exposure to Radio Frequency Electromagnetic Fields, 300 kHz to 100 GHz (ANSI C95.1-1982) issued by the American National Standards Institute.

         SECTION 10. FORCE MAJEURE. Neither Lessor nor Lessee shall be required to perform any term, condition or covenant in this Lease so long as such performance is delayed or prevented by force majeure, which shall mean Acts of God, strikes, lockouts, material or labor restrictions by any governmental authority, civil riots, floods, and any other cause not reasonably within the control of Lessor or Lessee and which by the exercise of due diligence Lessor or Lessee is unable, wholly or in part, to prevent or to overcome; provided, however, force majeure shall not excuse Lessee from its obligation to pay rent or other sums hereunder and Lessee shall be required to pay any and all rent and such other sums as provided by this Lease.

         SECTION 11. MECHANICS' LIENS. Lessee shall not suffer or permit any mechanics' liens to be filed against the Leased Assets by reason of work, labor or materials supplied or claimed to have been supplied to Lessee that are not removed or for which adequate bond has not been provided within thirty (30) days of such filing. Furthermore, if any such lien at any time shall be filed against the Leased Assets, Lessee shall proceed with due diligence to cause the same to be discharged of record by payment, deposit, bond, order of court or otherwise.

         SECTION 12. LESSOR'S LIEN. Lessor shall have a first lien upon every right and interest of Lessee to and in the Leased Assets for the payment of rent and all other sums payable by Lessee hereunder and as security for the performance and observance of the agreements, conditions, and obligations of this Lease by and between Lessor and Lessee, dated the date hereof, which agreements, conditions, and obligations are to be performed and observed by Lessee.

         SECTION 13. QUIET ENJOYMENT. Lessor covenants that, upon payment by Lessee of all rents and the performance by Lessee of all obligations pursuant to this Lease, Lessee shall and may peaceably and quietly have and enjoy the Leased Assets for and during the Initial Term and any Renewal Term of this Lease, pursuant to the terms hereof, free from any hindrance from any person or persons whomsoever claiming by, through or under Lessor.

         SECTION 14. DEFAULT. If the Lessee defaults in fulfilling any of its material covenants or obligations hereunder, or if the Lessee does not fully make all payments of rent when due under this Lease, Lessor at its option may terminate and end this Lease and recover the Leased Assets provided that Lessee has been given written notice by Lessor and that Lessee has not made full payment of the rent and cured all other such defaults, if any, within fifteen
(15) days following such notice. Furthermore, if Lessee fails to make a payment of Rent hereunder when due, Lessee shall be liable for and pay to Lessor a late payment charge at the rate of eighteen percent (18%) per annum, computed from the date said payment was due until the date said payment is actually made. In the event of a default hereunder, other than the nonpayment of rent or other monetary obligation, the Lessor shall have the right to terminate this Lease if Lessee does not cure such default within thirty (30) days of written notice from Lessor. In the event of said defaults, in addition to said termination rights, Lessor shall have all other rights and remedies to which it may be entitled. A waiver by the Lessor of any breach of this Lease or any terms, conditions or promises herein contained must be in writing to be effective and shall not be or construed to be a waiver of any subsequent breach of the same or any other term, condition or promise herein and the payment by the Lessee and acceptance by the Lessor of rent hereunder shall not be construed to be a waiver of any breach of terms or conditions herein except as to the particular installment of rent so paid and accepted.

         SECTION 15. SURRENDER OF LEASED ASSETS. Lessee, upon the expiration of the Initial Term or Renewal Term of this Lease or the earlier termination of this Lease, shall surrender to Lessor the Leased Assets in accordance with the terms and conditions provided for in Subsection 3(b) hereof.

         SECTION 16. NOTICES. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be (i) in writing, delivered by personal delivery, or sent by commercial delivery service or certified mail, return receipt requested, (ii) deemed to have been given the date of personal delivery, or the date set forth in the records of the delivery service or on the return receipt, and (iii) addressed as follows:



If to Lessor:              Paxson Communications of Tucson-46, Inc.
                           601 Clearwater Park Road
                           West Palm Beach, FL  33401
                           Attention:   Lowell W. Paxson

with a copy                Dow, Lohnes & Albertson
(which shall               A Professional Limited Liability Company
not constitute             1200 New Hampshire Avenue, N.W.
notice) to:                Suite 800
                           Washington, D.C.  20036-6802
                           Attention:   John R. Feore, Jr., Esq.

If to Lessee:              Channel 46 of Tucson, Inc.
                           2309 N. Hampton Street
                           Tucson, Arizona   85719

with a copy                Booker Wade, Esquire
(which shall               One Market Plaza
not constitute             Stewart Street Tower, 9th Floor
notice) to:                San Francisco, CA   94107


or to any such other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 16.

         SECTION 17.  PROPERTY INSURANCE.

                  (a) Lessor shall, at its expense, obtain and maintain during the Initial Term and Renewal Term of this Lease, "All Risk", hazard insurance on the Leased Assets. Such insurance shall cover at least all risks customarily insured against in the broadcasting industry, subject to standard deductibles.

                  (b) Lessee hereby releases Lessor from and holds Lessor harmless against any and all claims that Lessee may hereafter have for loss, theft, disappearance, damage or destruction of the Leased Assets, regardless of the cause thereof. Notwithstanding the generality of the foregoing, this release shall not apply to any grossly negligent, willful or wanton act of the Lessor, its employees, agents or representatives. In the event that insurance on the Leased Assets was in force at the time of such loss, theft, disappearance, damage or destruction, Lessee agrees to take all necessary action to make this release effective and binding upon its insurance carriers so that such carriers specifically waive all right of subrogation, if any, that such carriers might otherwise have against Lessor and its employees, agents or contractors.

         SECTION 18. TAXES. During the term hereof, Lessor agrees to pay all personal property taxes assessed against the Leased Assets within thirty (30) days of its receipt of a true and correct statement.

         SECTION 19. CAPTIONS. The captions or headings of sections in this Lease are inserted for convenience only and shall not be considered in construing the provisions hereof.

         SECTION 20. COVENANTS TO BIND AND BENEFIT RESPECTIVE PARTIES. This Lease shall inure to the benefit of and be binding upon the successors and assigns of Lessor and Lessee.

         SECTION 21. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. Any and all representations, warranties and covenants contained in this Lease shall survive the execution of the Lease and shall continue in full force and effect during the Initial Term and any Renewal Term hereof.

         SECTION 22. COUNTERPARTS. More than one counterpart of this Lease may be executed by the parties hereto and each duly executed counterpart shall be deemed an original.

         SECTION 23. ATTORNEYS FEES. In the event an action is brought to enforce or construe any of the terms or conditions of this Lease, the prevailing party shall be entitled to reasonable attorneys' fees and costs.

         SECTION 24. MISCELLANEOUS.

                  (a) This Lease shall be governed by the laws of the State of Delaware and may be modified or amended only by a writing, signed by the party against whom the amendment or modification is sought to be enforced.

                  (b) Failure of either party to exercise its rights hereunder shall not operate as a waiver of the future exercise of such right.

         SECTION 25. ENTIRE AGREEMENT. This Lease, including the exhibits hereto, sets forth the entire understanding of the parties hereto at the time of execution and delivery hereof with respect to the subject matter hereof.


         SECTION 26. WAIVER OF JURY TRIAL. To the extent they may lawfully do so, the parties hereto irrevocably waive all rights to a trial by jury in any proceeding hereinafter instituted by or against either party in respect of this Lease.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Lease as of the date first set forth above.

                                    CHANNEL 46 OF TUCSON, INC.



                                    By:
                                            -----------------------------------
                                            Name:
                                            Title:



                                    PAXSON COMMUNICATIONS OF TUCSON-46, INC.



                                    By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT A

                                  Leased Assets

                                   EXHIBIT C

                                                                       EXHIBIT C



================================================================================


                             SHAREHOLDERS AGREEMENT

                                  BY AND AMONG

                            SUNGILT CORPORATION, INC.

                    PAXSON COMMUNICATIONS OF TUCSON-46, INC.

                                       AND

                           CHANNEL 46 OF TUCSON, INC.

                                      * * *

                               _____________, 1997


================================================================================

                             SHAREHOLDERS AGREEMENT

         This SHAREHOLDERS AGREEMENT (the "Agreement") is made as of the ____ day of __________, 199_, by and among Paxson Communications of Tucson-46, Inc., a Florida corporation ("Paxson"), Channel 46 of Tucson, Inc., a Delaware corporation (the "Company"), and Sungilt Corporation, Inc.. an ____________ corporation ("SC"). SC and Paxson are sometimes referred to herein individually as "Shareholder" and collectively as "Shareholders."

                                 R E C I T A L S

         A. The Company holds a construction permit issued by the Federal Communications Commission ("FCC") for new television station KXGR, Channel 46, Green Valley, Arizona (the "Station").

         B. The Company's authorized capital stock consists of one thousand (1,000) shares of voting common stock, all of which shares are issued and outstanding (the "Common Stock").

         C. SC holds 510 shares of Common Stock (the "SC Stock") and, on the date hereof, SC has conveyed to Paxson 490 shares of Common Stock (the "Paxson Stock").

         D. Paxson, the Company and SC have entered into a Stock Purchase Agreement ("Purchase Agreement") as of September __, 1997.

         E. The parties hereto desire to set forth certain understandings and agreements relating to, among other things, the issuance and transfer of the capital stock of the Company.

         NOW, THEREFORE, in consideration of the mutual covenants, promises and undertakings contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SC, Paxson and the Company, intending to be legally bound, agree as follows:

ARTICLE I.  RESTRICTIONS

         Section 1.1 Scope of Agreement. This Agreement shall apply to (i) any transfer of shares of Common Stock (now owned or hereafter acquired) and any other shares of capital stock of the Company, whether or not outstanding on the date hereof, by any Shareholder or any transferee or successor of any Shareholder, whether by sale, exchange, assignment, disposition, bequest, gift, pledge, mortgage, hypothecation or otherwise, whether voluntary, involuntary or by operation of law, whether resulting from death, bankruptcy, insolvency or otherwise, and (ii) the issuance or transfer by the Company of any shares of capital stock of the Company, whether or not authorized or outstanding on the date hereof, or any options, warrants or any form of debt or equity presently or hereinafter convertible into shares of capital stock of the Company (any and all such transfers in clauses (i) or (ii) are referred to hereinafter as a "Transfer").

         Section 1.2  Transfer Restrictions.

                  (a) Neither SC, Paxson nor the Company shall agree to, cause or permit any Transfer.

                  (b) The restriction in Section 1.2(a) above shall not apply to
(i) any sale, transfer, assignment or disposition to a person or entity that controls, is controlled by or is under common control with SC or Paxson, as the case may be, or (ii) any sale, transfer, assignment or disposition of the Paxson Stock resulting from the sale or transfer of all of the issued and outstanding stock of Paxson or any entity that owns or controls Paxson, or (iii) any sale or transfer of the SC Stock to Paxson pursuant to the terms of the Stock Purchase Agreement dated as of March __, 1997, among the Company, Paxson and SC (the "Purchase Agreement").

                  (c) No Transfer shall be effective unless a Transfer is made pursuant to the terms of this Agreement, and the successors or assigns of SC or Paxson as a result of any Transfer permitted by the terms of this Agreement shall have duly executed a document evidencing their agreement to be bound by the terms of this Agreement.

         Section 1.3 Legends or Certificates. In order to effectuate this Agreement, and to avoid any transfer of shares in violation of the Securities Act of 1933 or of the securities laws of any state, each certificate representing any share of capital stock of the Company shall bear legends in substantially the following form:

         The Shares represented by this Certificate are subject to an Agreement dated August 20, 1996, entered into in order, inter alia, to restrict the transferability of such Shares. Said Agreement is automatically binding upon any person who acquires the Shares. Any transfer or acquisition in violation of such Agreement is null and void. A copy of the Agreement is available for inspection at the principal office of the Company.

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE

         TRANSFERRED OR SOLD UNLESS SO REGISTERED OR UNLESS AN EXEMPTION IS AVAILABLE.

ARTICLE II.  REPRESENTATIONS AND WARRANTIES

         Section 2.1 Representations and Warranties of SC. SC hereby represents, warrants and agrees as follows:

                  (a) SC is a corporation duly organized, validly existing and in good standing under the laws of the State of _______.

                  (b) SC has the corporate power and authority to enter into this Agreement and carry out its obligations hereunder. The consummation of the transactions contemplated hereby, and all previous actions taken by SC with respect to such transactions, have been duly and validly authorized by SC's Board of Directors. No other corporate acts or proceedings on the part of SC are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby, or any previous actions taken by SC with respect to such transactions, and when duly executed and delivered by the parties hereto, this Agreement will constitute a valid and legally binding obligation of SC, enforceable against SC in accordance with its terms.

                  (c) Neither the execution and delivery by SC of this Agreement, the consummation by SC of the transactions contemplated hereby, any previous actions taken by SC with respect to such transactions, nor compliance by SC with any provision hereof, will violate or conflict with, or result in a breach of any provision or any of the terms, conditions or provisions of, the Articles of Incorporation or Bylaws of SC or any contracts, agreements or obligations of SC or by which SC is bound.

         Section 2.2 Representations and Warranties of the Company. The Company hereby represents, warrants and agrees as follows:

                  (a) The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Company has the corporate power and authority to enter into this Agreement and carry out its obligations hereunder. The consummation of the transactions contemplated hereby, and all previous actions taken by the Company with respect to such transactions, have been duly and validly authorized by the Company's Board of Directors. No other corporate acts or proceedings on the part of the Company are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby, or any previous actions taken by the Company with respect to such transactions, and when duly executed and delivered by the parties hereto, this Agreement will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  (c) Neither the execution and delivery by the Company of this Agreement, the consummation by the Company of the transactions contemplated hereby, any previous actions taken by the Company with respect to such transactions, nor compliance by the Company with any provision hereof, will violate or conflict with, or result in a breach of any provision or any of the terms, conditions or provisions of, the Articles of Incorporation or the Bylaws of the Company or any other contracts, agreements or obligations of the Company or by which the Company is bound.

         Section 2.3 Representations and Warranties of Paxson. Paxson hereby represents, warrants and agrees as follows:

                  (a) Paxson is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

                  (b) Paxson has the corporate power and authority to enter into this Agreement and carry out its obligations hereunder. The consummation of the transactions contemplated hereby, and all previous actions taken by Paxson with respect to such transactions, have been duly and validly authorized by Paxson's Board of Directors. No other corporate acts or proceedings on the part of Paxson are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby, or any previous actions taken by Paxson with respect to such transactions, and when duly executed and delivered by the parties hereto, this Agreement will constitute a valid and legally binding obligation of Paxson, enforceable against Paxson in accordance with its terms.

                  (c) Neither the execution and delivery by Paxson of this Agreement, the consummation by Paxson of the transactions contemplated hereby, any previous actions taken by Paxson with respect to such transactions, nor compliance by Paxson with any provision hereof, will violate or conflict with, or result in a breach of any of the terms, conditions, or provisions of, the Articles of Incorporation or Bylaws of Paxson or any contracts, agreements or obligations of Paxson or by which Paxson is bound.

ARTICLE III.  BOARD OF DIRECTORS.

                  (a) The Board of Directors of the Company (the "Board") shall have full discretion and authority with respect to the management, business and affairs of the Company. The Board shall have full right, power and authority in the management of the business and affairs of the Company and to do or cause to be done any and all acts deemed by the Board to be necessary or appropriate to effectuate the purposes of the Company.

                  (b) Until such time as SC no longer holds the SC Stock, the Board shall have three members, and SC shall be entitled to designate two members of the Board and their replacements or successors, if any, and Paxson shall be entitled to designate one member of the Board and his replacements or successors, if any. At such time as Paxson acquires the SC Stock, the Board shall have one member, and Paxson shall be entitled to designate such member of the Board and his replacements or successors, if any. Each member of the Board shall have one vote. A quorum of the Board shall be deemed present for the purpose of taking any action required to be taken by the Board if there are present, in person, or by video or audio conferencing, one member of the Board designated by SC and the member of the Board designated by Paxson. Any action taken by the Board shall be valid if approved by a majority of the Board members present at any meeting of the Board at which a quorum is present.

                  (c) Regular meetings of the Board regarding any matters shall be held quarterly. Meetings of the Board may be called by any member of the Board by giving the other members written notice of the time, date, place and purpose of the meeting at least five days in advance thereof, or by giving telephonic notice of the same at least seventy-two hours in advance thereof. Any Board member participating in a meeting of the Board shall be deemed to have waived notice of such meeting. Any meeting of the Board shall be held at such location as the Board may deem appropriate; provided, however, that any representative of the Board may, at its option, participate by video or audio conferencing or other comparable communications equipment. Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if a written consent to such action is signed by all members of the Board and such written consent is filed with the minutes of its proceedings. Any member of the Board may appoint a proxy to act on his behalf at any meeting, provided that he delivers notice thereof to the other members of the Board prior to the commencement of such meeting. The Board may adopt such other procedural rules with respect to the meetings and other conduct of the Board as it may deem desirable.

                  (d) SC hereby designates Arlene Stevens and John Stevens as its initial representatives, and Paxson hereby designates Lowell W. Paxson as its initial representative. Each Shareholder may, at its sole discretion, change its respective designee or designees to the Board by giving written notice of such change to the other Shareholder.

ARTICLE IV. OPERATIONAL PROVISIONS. While this Agreement is in effect, the following actions may be taken with respect to the Company only with the consent of each Shareholder:

                  (a) any fundamental change in the nature of the business conducted by it;

                  (b) a reorganization of its capital, a reclassification of its interests or the consolidation or merger of it with another entity;

                  (c) any sale of all or a substantial portion of its assets;

                  (d) any transaction with an affiliate (as defined in the rules under the Securities Act of 1933) of either Shareholder on terms less favorable to it than the terms available from an unrelated third party;

                  (e) entering into any contract or agreement, other than the Time Brokerage Agreement, Lease Agreement, and Construction Agreement (as defined in the Purchase Agreement), that involves over the term of the contract or agreement an aggregate expenditure by it of $25,000 or more;

                  (f) any individual capital expenditure in excess of $25,000 or any series of related capital expenditures in excess of $50,000;

                  (g) incurring any indebtedness for money borrowed in excess of $25,000 or any increase, modification or extension of any indebtedness for borrowed money in excess of $25,000;

                  (h) settling any litigation that requires solely a cash payment by the Company in excess of $25,000 or settling any litigation that requires a remedy other than solely a cash payment if that remedy could have a material adverse effect on the Company or the Station;

                  (i) guaranteeing any obligation of any person in excess of $10,000;

                  (j) doing any act in contravention of this Agreement, the Delaware Corporation Law or the Certificate of Incorporation or By-laws of the Company;

                  (k) doing any act that would make it impossible to carry on its business except upon its dissolution and liquidation;

                  (l) confessing a judgement against it if the result thereof could have a material adverse effect on it, the Station or any Shareholder;

                  (m) using any assets of the Station other than for its benefit; or

                  (n) adopting an annual budget for the Station, provided that the second annual budget shall equal the first annual budget plus CPI.

ARTICLE V. TERMINATION. This Agreement shall terminate and all rights and obligations hereunder shall cease upon the occurrence of any of the following events:

                  (a) The consummation of the sale of the SC Stock to Paxson pursuant to the Purchase Agreement;

                  (b) The agreement in writing to terminate this Agreement executed by each Shareholder;

                  (c) The voluntary or involuntary dissolution of the Company. This Agreement shall terminate with respect to any Shareholder upon the disposition by such Shareholder of its Common Stock in accordance with the terms of this Agreement; provided, however, that this Agreement shall survive such termination and continue to be binding upon every Shareholder which is or will become a party hereto; or

                  (d) Upon termination of the Purchase Agreement provided that Paxson does not then own any common stock in the Company.

ARTICLE VI.  MISCELLANEOUS

         Section 6.1 Binding Effect. This Agreement shall be binding upon the parties hereto and their successors and assigns. Each of the parties to this Agreement shall execute and deliver or cause to be executed and delivered any and all documents or legal instruments necessary to carry out the provisions hereof.

         Section 6.2 Enforceability. In the event any provision of this Agreement is found to be unenforceable or invalid, such provisions shall be severable from this Agreement to the extent that it is a provision which is not essential and the absence of which would not have prevented the parties from entering into this Agreement. The unenforceability or invalidity of a provision which has been performed shall not be grounds for invalidation of this Agreement under circumstances in which the true controversy between the parties does not involve such provision.

         Section 6.3 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

         Section 6.4 Modifications. This Agreement may not be modified, amended, altered or supplemented except by a written agreement or other instrument signed by the parties hereto.

         Section 6.5 Headings. Headings in this Agreement are for convenience or reference only and shall not affect the construction or interpretation of this Agreement.

         Section 6.6 Entire Agreement. This Agreement represents the only agreements and understandings between the parties hereto with respect to the subject matter hereof.

         Section 6.7 Attorneys' Fees. In the event any legal action is required by a party to this Agreement to enforce the provisions hereof against one of the other parties hereto, the prevailing party shall be entitled to recover its costs of legal action, including reasonable attorneys' fees, from the other party involved in such action.

         Section 6.8 Specific Performance. Each party hereto acknowledges that there will be no adequate remedy at law if any other party hereto fails to perform any of its obligations hereunder and that each party will be irreparably harmed by any such failure. Accordingly, each party hereto agrees that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the other party or parties under this Agreement.

         Section 6.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document.

         Section 6.10 Notices. All notices provided by this Agreement shall be in writing and shall be given by certified mail (return receipt requested), by overnight delivery, shipment prepaid, or by personal delivery, by one party to another, addressed to such other party or parties at the applicable address set forth below:

         To SC and the Company at:

                           Sungilt Corporation, Inc.
                           2309 N. Hampton Street
                           Tucson, AZ  85719
                           Attention:  Arlene Stevens

         with copy to:     Booker Wade, Esquire
                           One Market Plaza
                           Stewart Street Tower, 9th Floor
                           San Francisco, CA  94107

         To Paxson at:

                           Paxson Communications of Tucson-46, Inc.
                           601 Clearwater Park Road
                           West Palm Beach, Florida  33401
                           Attention:  Lowell W. Paxson

         with copy to:

                           John R. Feore, Jr.
                           Dow, Lohnes & Albertson
                           A Professional Limited Liability Company
                           1200 New Hampshire Avenue, N.W.
                           Suite 800
                           Washington, D.C.  20036

or any replacement address of which SC, the Company or Paxson gives the other parties notice under this section.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, SC, Paxson and the Company have each caused this Shareholders Agreement to be executed by a duly authorized officer thereof, as of the date first above written.


                                    CHANNEL 46 OF TUCSON, INC.




                                    By:
                                       ----------------------------------------
                                             Name:
                                             Title:



                                    SUNGILT CORPORATION



                                    By:
                                       ----------------------------------------
                                             Name:
                                             Title:



                                    PAXSON COMMUNICATIONS OF
                                    TUCSON-46, INC.



                                    By:
                                       ----------------------------------------
                                             Name:
                                             Title:

                                   EXHIBIT D

                                                                       EXHIBIT D


================================================================================


                                ESCROW AGREEMENT

                                  BY AND AMONG

                            PAXSON COMMUNICATIONS OF
                                 TUCSON-46, INC.

                            SUNGILT CORPORATION, INC.

                           CHANNEL 46 OF TUCSON, INC.

                                       AND

                      FIRST UNION NATIONAL BANK OF FLORIDA

                                      * * *

                               SEPTEMBER __, 1997


================================================================================

                                                                       EXHIBIT D

                                ESCROW AGREEMENT


         This ESCROW AGREEMENT is made and entered into this ___ day of September, 1997, by and among CHANNEL 46 OF TUCSON, INC., a Delaware corporation ("Company"); PAXSON COMMUNICATIONS OF TUCSON-46, INC., a Florida corporation ("Buyer"); SUNGILT CORPORATION, INC. ("Seller"); and FIRST UNION NATIONAL BANK OF FLORIDA ("Escrow Agent").

         WHEREAS, Buyer, Seller and the Company have entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") providing for the purchase by Buyer of the Stock of the Company owned by Seller.

         WHEREAS, the Stock Purchase Agreement provides that Buyer shall deposit in escrow with the Escrow Agent the sum of One Hundred Thousand Dollars ($100,000) (the "Escrow Fund") to be held and disbursed by the Escrow Agent as provided in Article 16 of the Stock Purchase Agreement and the terms hereof.

         NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.  APPOINTMENT OF ESCROW AGENT

         (a) Buyer and Seller each appoint First Union National Bank of Florida as Escrow Agent to receive, hold, administer and deliver the Escrow Fund in accordance with this Agreement and the Escrow Agent accepts such appointment, all subject to and upon the terms and conditions set forth in this Agreement.

         (b) The Escrow Agent shall invest and reinvest the Escrow Fund and the interest earned thereon as directed by Buyer. Absent specific instructions from Buyer, the Escrow Agent shall invest the Escrow Fund and the interest earned thereon only in U.S. government obligations maturing not more than 90 days from the date of purchase or in a money market account investing solely in U.S. government obligations.

SECTION 2.  GENERAL INTENTION

         Buyer herewith deposits the Escrow Fund with the Escrow Agent, and the Escrow Agent hereby acknowledges receipt of the Escrow Fund. The Escrow Agent shall dispose of the Escrow Fund and the interest earned thereon in accordance with the express provisions of this Agreement and, except as required by Section 3 of this Agreement, shall not make, be required to make or be liable in any manner for its failure to make, any determination under the Stock Purchase Agreement or any other agreement, including, without limitation, any determination of whether Buyer or Seller have complied with the terms of the Stock Purchase

Agreement or are entitled to delivery of the Escrow Fund and the interest earned thereon or to any other right or remedy thereunder.

SECTION 3.  RELEASE OF ESCROW FUND

         The Escrow Agent shall hold and disburse the Escrow Fund as provided in this Section 3:

         3.1 Seller's Demand. If the Escrow Agent receives a written notice signed by Seller stating that Seller is entitled to any portion of the Escrow Fund and certifying that a copy of the notice has been delivered to Buyer in a manner specified in Section 6, the Escrow Agent shall deliver a copy thereof to Buyer in a manner specified in Section 6 and, unless the Escrow Agent receives a written objection from Buyer within ten business days after the date of delivery of the notice to Buyer as provided in Section 6, the Escrow Agent shall deliver to Seller the portion of the Escrow Fund claimed by Seller. If the Escrow Agent receives a written objection from Buyer, the Escrow Agent shall continue to hold the Escrow Fund and the interest earned thereon until it has received written instructions signed by Seller and Buyer or a final, non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Fund, in which case the Escrow Agent shall deliver the Escrow Fund and the interest earned thereon in accordance with the instructions or order.

         3.2 Buyer's Demand. If the Escrow Agent receives a written notice signed by Buyer stating that Buyer is entitled to any portion of the Escrow Fund and the interest earned thereon and certifying that a copy of the notice has been delivered to Seller in a manner specified in Section 6, the Escrow Agent shall deliver a copy thereof to Seller in a manner specified in Section 6 and, unless the Escrow Agent receives a written objection from Seller within ten business days after the date of delivery of the notice to Seller as provided in
Section 6, the Escrow Agent shall deliver to Buyer the portion of the Escrow Fund and the interest earned thereon claimed by Buyer. If the Escrow Agent receives a written objection from Seller, the Escrow Agent shall continue to hold the Escrow Fund and the interest earned thereon until it has received written instructions signed by Seller and Buyer or a final, non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Fund and the interest earned thereon, in which case the Escrow Agent shall deliver the Escrow Fund and the interest earned thereon in accordance with the instructions or order.

         3.3 Court Order or Joint Instructions. Notwithstanding anything to the contrary in this Agreement:

                  (a) The Escrow Agent may deposit the Escrow Fund and the interest earned thereon with the clerk of any court of competent jurisdiction upon commencement of an action in the nature of interpleader or in the course of any court proceedings involving the disbursement of the Escrow Fund and the interest earned thereon.

                  (b) If at any time the Escrow Agent receives a final, non-appealable order of a court of competent jurisdiction or written instructions signed by Seller and Buyer, directing delivery of the Escrow Fund and the interest earned thereon, the Escrow Agent shall comply with the order or instructions. Upon any delivery or deposit of the Escrow Fund and all interest earned thereon as provided in this Section 3, the Escrow Agent shall and will thereupon be released and discharged from any and all further obligations arising in connection with this Agreement without further documents or action by Buyer or Seller.

         3.4 Partial Release of Escrow Fund. If the Escrow Agent disburses less than all of the Escrow Fund pursuant to any demand, court order, or joint instructions in accordance with this Agreement, that portion of the Escrow Fund not disbursed shall continue to be held in escrow by the Escrow Agent subject to the terms of this Agreement.

SECTION 4.  ESCROW AGENT

         4.1 Indemnification. The Escrow Agent shall not be liable under this Agreement except for its own gross negligence or willful misconduct. Except with respect to misconduct claims that are successfully asserted against the Escrow Agent, Buyer and Seller jointly and severally shall indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursement, arising out of or in connection with this Agreement.

         4.2 Reliance. This Agreement expressly sets forth all of the duties of the Escrow Agent with respect to any and all matters pertinent to this Agreement. In performing its duties hereunder, the Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice instrument or other writing delivered to it under this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature reasonably believed by it to be genuine and may assume that any person signing such instrument or purporting to give any notice hereunder has been duly authorized to do so.

         4.3 Advice of Counsel. The Escrow Agent may act in good faith pursuant to the advice of counsel with respect to any matter relating to this Agreement, including without limitation, any determination that a court order is final and non-appealable.

         4.4 Resignation. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving written notice to Buyer and Seller of such resignation, specifying a date when such resignation shall take effect. In such case, Buyer and Seller shall mutually agree upon the selection of a successor Escrow Agent hereunder.

SECTION 5.  TERMINATION

         This Agreement shall be terminated (a) upon the disbursement or release in accordance with this Agreement of the entire Escrow Fund and all interest earned thereon, including the deposit of the Escrow Fund with the clerk of any court of competent jurisdiction in accordance with Section 3 or (b) by written consent signed by all parties. This Agreement shall not otherwise be terminated.

SECTION 6.  NOTICES

         All notices, demands, and requests required or permitted to be given under the provisions of this Agreement shall be (a) in writing, (b) delivered by personal delivery, or sent by commercial delivery service or registered or certified mail, return receipt requested, (c) deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or on the return receipt, and (d) addressed as follows:

If to Seller:                       Sungilt Corporation, Inc.
                                    2309 N. Hampton Street
                                    Tucson, Arizona   85719
                                    Facsimile:  ______________
                                    Telephone:  ______________

If to Buyer:                        Paxson Communications of Tucson-46, Inc.
                                    601 Clearwater Park Road
                                    West Palm Beach, FL  33401
                                    Attention:  Lowell W. Paxson
                                    Facsimile:  (561) 655-9424
                                    Telephone:  (561) 659-4122

If to Escrow Agent:                 First Union National Bank of Florida
                                    Corporate Trust Department FL0122
                                    225 Water Street, Third Floor
                                    Jacksonville, FL  32202
                                    Attention:  Richard Hann
                                    Facsimile:  (904) 361-7735
                                    Telephone:  (904) 361-3160

or to any other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 6.

SECTION 7.  ESCROW FEES

         Buyer shall pay any fees due to the Escrow Agent for the services to be rendered by the Escrow Agent under this Agreement. Buyer and Seller shall share equally and pay for or reimburse the Escrow Agent upon request for all reasonable expenses, including reasonable attorneys' fees, incurred by it in the performance of its duties under this Agreement.

SECTION 8.   BENEFIT AND ASSIGNMENT

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may voluntarily or involuntarily assign its interests under this Agreement without the prior written consent of the other parties hereto.

SECTION 9.   GOVERNING LAW

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

SECTION 10.  COUNTERPARTS

         This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

SECTION 11.  ENTIRE AGREEMENT

         This Agreement contains all the terms agreed upon by the parties with respect to the subject matter hereof.

SECTION 12.  AMENDMENTS

         Except as provided in Section 5, this Agreement may only be modified or terminated by a writing signed by all the parties hereto, and no waiver hereunder shall be effective unless embodied in a writing signed by the party to be charged.

SECTION 13.  TAX REPORTING

         For tax reporting purposes, all interest earned on the Escrow Fund shall be deemed to be for the account of Buyer.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Escrow Agreement as of the date first above written.

                                    PAXSON COMMUNICATIONS OF
                                    TUCSON-46, INC.


                                    By:
                                        ------------------------------------
                                             Name:
                                             Title:



                                    SUNGILT CORPORATION, INC.


                                    By:
                                        ------------------------------------
                                             Name:
                                             Title:



                                    CHANNEL 46 OF TUCSON, INC.


                                    By:
                                        ------------------------------------
                                             Name:
                                             Title:



                                    FIRST UNION NATIONAL BANK OF
                                    FLORIDA


                                    By:
                                        ------------------------------------
                                             Name:
                                             Title:

                                  SCHEDULE 5.6

                                     ASSETS

                                  SCHEDULE 5.9

                                TRANSMITTER SITE

                                SCHEDULE 6.7(F)

                 OPINIONS OF COUNSEL TO SELLER AND THE COMPANY
                               (INITIAL CLOSING)

                                SCHEDULE 6.7(f)

                      FORM OF OPINION OF COUNSEL TO SELLER
               AND THE COMPANY TO BE DELIVERED AT INITIAL CLOSING


                             _______________, 1997

Paxson Communications of Tucson-46, Inc.
601 Clearwater Park Road
West Palm Beach, FL 33401

         Re: Stock Purchase Agreement dated as of_______________, 1997 (the "Purchase Agreement"), by and among Sungilt Corporation, Inc., a ______________________ corporation ("Seller"), Channel 46 of Tucson, Inc., a Delaware corporation (the "Company"), and Paxson Communications of Tucson-46, Inc., a Florida corporation ("Buyer").

Ladies and Gentlemen:

         We have acted as counsel for Seller and the Company in connection with the transactions contemplated by the Purchase Agreement. This opinion is being delivered to you pursuant to Section 6.7(f) of the Purchase Agreement. All capitalized terms not defined in this opinion shall have the meanings set forth in the Purchase Agreement.

         In rendering this opinion, we have reviewed the following documents:

         1.       the Purchase Agreement;
         2.       the Construction Agreement;
         3.       the Time Brokerage Agreement;
         4.       the Shareholders Agreement;
         5.       the Escrow Agreement;
         6.       the Loan Documents;
         7. the Assignment of Construction Permit dated __________, 1997 between Seller and the Company;
         8.       the Tower Lease; and
         9. the stock power dated as of the date hereof from Seller to Buyer for the Initial Shares (the "Stock Power").

Paxson Communications of Tucson-46, Inc.
___________________, 1997
Page 2

         The documents referred to in clauses 1 through 9 shall be referred to herein as the "Transaction Documents."

         In our examination of documents and records, we have assumed, without investigation, the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity with originals of all documents submitted to us as telecopied, certified, photostatic or reproduced copies and the authenticity of all such documents.

         In rendering this opinion, we have also assumed that (i) all parties to the Transaction Documents (other than Seller and the Company) are duly organized, validly existing, and in good standing under the laws of their respective jurisdictions of organization and have the requisite power to enter into and perform the Transaction Documents, (ii) the execution and delivery of the Transaction Documents have been duly authorized by all necessary actions and proceedings on the part of all parties thereto other than Seller and the Company, (iii) the Transaction Documents have been duly executed and delivered by all parties thereto other than Seller and the Company, and (iv) the Transaction Documents constitute legal, valid, binding and enforceable obligations of all parties thereto other than Seller and the Company.

         With respect to questions of fact, we have relied, without independent inquiry or verification by us, solely upon (a) the representations and warranties set forth in the Transaction Documents, (b) representations of officers of the Company and Seller and (c) certificates of public officials.

         Our opinion is limited to matters arising under the laws of the State of California, the General Corporation Law of the State of Delaware and the United States of America, including the Communications Act of 1934 and the rules and regulations of the FCC, insofar as such laws apply. We express no opinion whatsoever as to any other laws or regulations or as to laws relating to choice of law or conflicts of law principles.

         Based upon the foregoing, subject to the assumptions, limitations and exceptions contained herein, we are of the opinion that:

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to conduct business as a foreign corporation in Arizona and is in good standing under the laws of Arizona. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of ___________. Each of Seller and the Company has all requisite power and authority to execute and deliver the Transaction Documents and to perform and comply with

Paxson Communications of Tucson-46, Inc.
___________________, 1997
Page 3

all of the terms, covenants, and conditions to be performed and complied with by it thereunder.

         2. The execution, delivery and performance of the Transaction Documents by the Company and Seller have been duly and validly authorized by all necessary corporate actions on the part of the Company and Seller.

         3. The Transaction Documents have been duly executed and delivered by Seller and the Company and constitute legal, valid and binding obligations of Seller and the Company, enforceable against them in accordance with their terms, except that such enforcement may be subject to bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to limitations on the availability of equitable remedies.

         4. The execution, delivery and performance by Seller and the Company of the Transaction Documents and the transactions contemplated thereby will not violate, conflict with or cause a default under: (a) any provision of the Certificate of Incorporation and By-Laws of the Company and Seller; (b) any statute, law, regulation or rule or any judgment, decree or order binding upon Seller or the Company; or (c) to the best of our knowledge, any contract, agreement or commitment to which Seller or the Company is a party or by which it is bound.

         5. To our knowledge, there is no judgment, award, order, writ, injunction, arbitration decision or decree materially and adversely affecting the conduct of the business of the Station, or any litigation, proceeding or investigation pending or threatened against the Company, except as specifically identified in Attachment A hereto and except for proceedings of general applicability to the broadcast industry.

         6. Based on our review of information publicly available at the FCC and our internal files and records and inquiry to Seller and officers of the Company, (a) the Company is the holder of the Construction Permit, (b) the Construction Permit is in full force and effect, and (c) the Construction Permit is not subject to any condition or requirement, other than conditions or requirements that appear on the face of the Construction Permit or pertain under generally applicable rules or policies of the FCC. The Extension Application has been granted and such grant has become a Final Order.

         7. The Pro Forma FCC Consent has been obtained, is in full force and effect and no requests have been filed for administrative or judicial review, reconsideration, appeal or stay of the Pro Forma FCC Consent.

Paxson Communications of Tucson-46, Inc.
___________________, 1997
Page 4

         8. The Pledge Agreement included among the Loan Documents is in form sufficient to create in favor of Buyer a perfected first priority security interest in all of the capital stock of the Company owned by Seller as security for the obligations of Seller under the promissory note dated as of the date hereof from Seller to Buyer.

         9. Based on a review of the minute books and stock ledger of the Company, the authorized capital stock of the Company consists of 1,000 shares of voting common stock, all of which are issued and outstanding. All such shares have been validly issued and are fully paid and nonassessable. Upon delivery to Buyer of the stock certificate representing the Initial Shares, the Stock Power is in form sufficient to convey good and marketable title to Buyer to the Initial Shares.

         The information set forth herein is as of the date hereof. We assume no obligation to advise you of changes which may thereafter may be brought to our attention. Our opinions are based on statutory and judicial decisions in effect at the date hereof, and we do not opine with respect to any law, regulation, rule or governmental policy which may be enacted or adopted after the date hereof, nor assume any responsibility to advise you of future changes in our opinions.

         This letter is solely for your information in connection with the consummation of the transactions contemplated by the Transaction Documents and is not to be quoted in whole or in part or otherwise referred to in any of your financial statements or public releases, nor is it to be filed with any governmental agency or other person without the prior written consent of a partner of this firm.

                                             Very truly yours,

                                             [              ]

                                             By:
                                                 --------------------------

                                                             , Partner
                                                 ------------

                                SCHEDULE 7.3(d)

                           Opinion of Counsel to Buyer
                               (Initial Closing)

                                Schedule 7.3(d)
                            Form of Buyer's Opinion
                       To Be Delivered at Initial Closing

                           ___________________, 1997




Sungilt Corporation, Inc.
2309 N. Hampton Street
Tucson, Arizona 85719

         Re: Stock Purchase Agreement dated as of ____________________, 1997 (the "Purchase Agreement"), by and among Sungilt Corporation, Inc., a ______________________ corporation ("Seller"), Channel 46 of Tucson, Inc., a Delaware corporation (the "Company"), and Paxson Communications of Tucson-46, Inc., a Florida corporation ("Buyer").

Dear Ladies and Gentlemen:

         We have acted as special counsel for Buyer in connection with the transactions contemplated by the Purchase Agreement. This opinion is being delivered to you pursuant to Section 7.3(d) of the Purchase Agreement. All capitalized terms not defined in this opinion shall have the meanings set forth in the Purchase Agreement.

         In rendering this opinion, we have reviewed the following documents:

         1.       the Purchase Agreement;
         2.       the Construction Agreement;
         3.       the Time Brokerage Agreement;
         4.       the Shareholders Agreement;
         5.       the Escrow Agreement;
         6. a certificate dated as of ____________ from the Secretary of State of Florida relating to the good standing of Buyer (the "Florida Good Standing Certificate");
         7. a certificate dated as of _________________ from the Secretary of State of Arizona relating to the good standing of Buyer (the "Arizona Good Standing Certificate");
         8. the Articles of Incorporation and the Bylaws of Buyer, each in the form certified to us by the Secretary of Buyer to be true and complete and in effect on the date of this opinion; and

Sungilt Corporation, Inc.

         9. resolutions of the Board of Directors of Buyer certified to us by the Secretary of Buyer to be true and complete, to have been duly adopted by the Board of Directors of Buyer, and to be in full force and effect (without having been modified or rescinded) on the date of this opinion.

         The documents referred to in clauses 1 through 5 shall be referred to herein as the "Transaction Documents."

         In our examination of documents and records, we have assumed, without investigation, the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity with originals of all documents submitted to us as telecopied, certified, photostatic or reproduced copies and the authenticity of all such documents.

         In rendering this opinion, we have also assumed that (i) all parties to the Transaction Documents (other than Buyer) are duly organized, validly existing, and in good standing under the laws of their respective jurisdictions of organization and have the requisite power to enter into and perform the Transaction Documents, (ii) the execution and delivery of the Transaction Documents have been duly authorized by all necessary action and proceedings on the part of all parties thereto other than Buyer, (iii) the Transaction Documents have been duly executed and delivered by all parties thereto other than Buyer, and (iv) the Transaction Documents constitute legal, valid, binding and enforceable obligations of all parties thereto other than Buyer.

         With respect to questions of fact, we have relied, without independent inquiry or verification by us, solely upon (a) the representations and warranties set forth in the Transaction Documents, (b) representations of officers of Buyer and (c) certificates of public officials.

         This opinion is limited to the law of the District of Columbia, the Florida Business Corporation Act and the federal law of the United States of America, insofar as such laws apply (collectively, "Applicable Law"), except that Applicable Law includes only those laws and regulations that a lawyer exercising customary professional diligence would reasonably recognize as being directly applicable to the transactions contemplated by the Transaction Documents and excludes those set forth in Section 19 of the Legal Opinion Accord of the American Bar Association Section of Business Law (1991). We do not purport to be experts in the laws of the State of Florida, nor are we familiar with judicial interpretations of the laws of Florida, including the Florida Business Corporation Act. We have reviewed the text of the Florida Business Corporation Act and applied it to the

Sungilt Corporation, Inc.

transactions described herein in light of our knowledge of the law of other jurisdictions. We note that the Transaction Documents by their terms provide that they are to be governed by the laws of the State of Delaware. Our opinion in paragraph 3 is given as if the Transaction Documents were to be governed by the laws of the District of Columbia rather than the laws of the State of Delaware or the laws of any other state. We express no opinion as to conflicts of law rules, or the laws of any states or jurisdictions other than as specified above. Additional limitations are set forth in the text of the opinion.

         Based upon the foregoing, subject to the assumptions, limitations and exceptions contained herein, we are of the opinion that:

         1. Based solely upon a review of the Florida Good Standing Certificate, Buyer is a corporation duly organized and in good standing under the laws of the State of Florida and based solely upon a review of the Arizona Good Standing Certificate, Buyer is duly qualified to do business as a foreign corporation in the State of Arizona and is in good standing under the laws of the State of Arizona.

         2. Buyer has full corporate power and authority under the Florida Business Corporation Act, its Articles of Incorporation and its Bylaws to execute, deliver and perform the Purchase Agreement and the other Transaction Documents. Buyer's execution, delivery and performance of the Purchase Agreement and the other Transaction Documents have been duly and validly authorized by all necessary corporate action on the part of Buyer under the Florida Business Corporation Act, its Articles of Incorporation and its Bylaws.

         3. The Purchase Agreement and each of the other Transaction Documents have been duly executed and delivered by Buyer and constitute the valid and binding obligation of Buyer, enforceable against Buyer in accordance with their respective terms subject to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to creditors' rights and (ii) certain equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

         4. The execution, delivery and performance by Buyer of the Purchase Agreement and the other Transaction Documents (a) do not violate any provisions of Buyer's Articles of Incorporation or Bylaws and (b) do not violate any Applicable Law or any judgment, order, injunction or decree which is applicable to Buyer and known to us.

         The information set forth herein is as of the date hereof. We assume no obligation to advise you of changes which may hereafter be brought to our attention. Our opinions are based on statutory provisions and judicial decisions in effect at the date hereof,

Sungilt Corporation, Inc.

and we do not opine with respect to any law, regulation, rule or governmental policy which may be enacted or adopted after the date hereof nor assume any responsibility to advise you of future changes in our opinions.

         This letter is solely for your information in connection with the consummation of the transactions contemplated by the Purchase Agreement and is not to be quoted in whole or in part or otherwise referred to in any of your financial statements or public releases, nor is it to be filed with any governmental agency or other person without the prior written consent of a member of this firm. This opinion may not be relied upon by any person or entity other than the person to whom it is addressed.

                                    Very truly yours,

                                    DOW, LOHNES & ALBERTSON, PLLC



                                    By:
                                         -----------------------------
                                         John R. Feore, Jr., Member

                                SCHEDULE 12.5(H)

                 OPINIONS OF COUNSEL TO SELLER AND THE COMPANY
                                (SECOND CLOSING)

                                SCHEDULE 12.5(h)

                      FORM OF OPINION OF COUNSEL TO SELLER
               AND THE COMPANY TO BE DELIVERED AT SECOND CLOSING





                          __________________, _____


Paxson Communications of Tucson-46, Inc.
601 Clearwater Park Road
West Palm Beach, FL 33401

          Re: Stock Purchase Agreement dated as of ____________, 1997 (the "Purchase Agreement"), by and among Sungilt Corporation, Inc., a ________________ corporation ("Seller"), Channel 46 of Tucson, Inc., a Delaware corporation (the "Company"), and Paxson Communications of Tucson-46, Inc., a Florida corporation ("Buyer").

Ladies and Gentlemen:

          We have acted as counsel for Seller and the Company in connection with the transactions contemplated by the Purchase Agreement. This opinion is being delivered to you pursuant to Section 12.5(h) of the Purchase Agreement. All capitalized terms not defined in this opinion shall have the meanings set forth in the Purchase Agreement.

          In rendering this opinion, we have reviewed the following documents:

          1.  the Purchase Agreement; and
          2. the stock power dated as of the date hereof from Seller to Buyer for the Option Shares (the "Stock Power").

          The documents referred to in clauses 1 and 2 shall be referred to herein as the "Transaction Documents."

          In our examination of documents and records, we have assumed, without investigation, the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity with originals of all documents submitted to us as telecopied, certified, photostatic or reproduced copies and the authenticity of all such documents.

Paxson Communications of Tucson-46, Inc.

________________, ____
Page 2

          In rendering this opinion, we have also assumed that (i) all parties to the Transaction Documents (other than Seller and the Company) are duly organized, validly existing, and in good standing under the laws of their respective jurisdictions of organization and have the requisite power to enter into and perform the Transaction Documents, (ii) the execution and delivery of the Transaction Documents have been duly authorized by all necessary actions and proceedings on the part of all parties thereto other than Seller and the Company, (iii) the Transaction Documents have been duly executed and delivered by all parties thereto other than Seller and the Company, and (iv) the Transaction Documents constitute legal, valid, binding and enforceable obligations of all parties thereto other than Seller and the Company.

          With respect to questions of fact, we have relied, without independent inquiry or verification by us, solely upon (a) the representations and warranties set forth in the Transaction Documents, (b) representations of Seller and of officers of the Company and (c) certificates of public officials.

          Our opinion is limited to matters arising under the laws of the State of California, the General Corporation Law of the State of Delaware and the United States of America, including the Communications Act of 1934 and the rules and regulations of the FCC, insofar as such laws apply. We express no opinion whatsoever as to any other laws or regulations or as to laws relating to choice of law or conflicts of law principles.

          Based upon the foregoing, subject to the assumptions, limitations and exceptions contained herein, we are of the opinion that:

          1. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to conduct business as a foreign corporation in Arizona and is in good standing under the laws of Arizona. Seller is a corporation duly organized, validly existing and in good standing under the laws of __________________________. Each of Seller and the Company has all requisite power and authority to execute and deliver the Transaction Documents and to perform and comply with all of the terms, covenants, and conditions to be performed and complied with by it thereunder.

          2. The execution, delivery and performance of the Transaction Documents by the Company and Seller have been duly and validly authorized by all necessary corporate actions on the part of the Company and Seller.

          3. The Transaction Documents have been duly executed and delivered by Seller and the Company and constitute legal, valid and binding obligations of Seller and the

Paxson Communications of Tucson-46, Inc.

_________________, ______
Page 3

Company, enforceable against them in accordance with their terms, except that such enforcement may be subject to bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to limitations on the availability of equitable remedies.

          4. The execution, delivery and performance by Seller and the Company of the Transaction Documents and the transactions contemplated thereby will not violate, conflict with or cause a default under: (a) any provision of the Certificate of Incorporation and By-Laws of the Company or Seller; (b) any statute, law, regulation or rule or any judgment, decree or order binding upon Seller or the Company; or (c) to the best of our knowledge, any contract, agreement or commitment to which Seller or the Company is a party or by which it is bound.

          5. To our knowledge, there is no judgment, award, order, writ, injunction, arbitration decision or decree materially and adversely affecting the conduct of the business of the Station, or any litigation, proceeding or investigation pending or threatened against the Company, except as specifically identified in Attachment A hereto and except for proceedings of general applicability to the broadcast industry.

          6. Based on our review of information publicly available at the FCC and our internal files and records and inquiry to officers of the Company and Seller, (a) the Company is the holder of the FCC licenses set forth on Attachment A hereto (the "FCC Licenses"), (b) the FCC Licenses are in full force and effect, and (c) the FCC Licenses are not subject to any condition or requirement, other than conditions or requirements that appear on the face of the FCC Licenses or pertain under generally applicable rules or policies of the FCC.

          7. The FCC Consent has been obtained, is in full force and effect and no requests have been filed for administrative or judicial review, reconsideration, appeal or stay of the FCC Consent.

          8. Based on a review of the minute books and stock ledger of the Company, the authorized capital stock of the Company consists of 1,000 shares of voting common stock, all of which are issued and outstanding. All such shares have been validly issued and are fully paid and nonassessable. Upon delivery to Buyer of the stock certificate representing the Option Shares, the Stock Power is in form sufficient to convey good and marketable title to Buyer to the Option Shares.

Paxson Communications of Tucson-46, Inc.

__________________, _____
Page 4

          The information set forth herein is as of the date hereof. We assume no obligation to advise you of changes which may thereafter may be brought to our attention. Our opinions are based on statutory and judicial decisions in effect at the date hereof, and we do not opine with respect to any law, regulation, rule or governmental policy which may be enacted or adopted after the date hereof, nor assume any responsibility to advise you of future changes in our opinions.

          This letter is solely for your information in connection with the consummation of the transactions contemplated by the Transaction Documents and is not to be quoted in whole or in part or otherwise referred to in any of your financial statements or public releases, nor is it to be filed with any governmental agency or other person without the prior written consent of a partner of this firm.

                                        Very truly yours,

                                        [        ]

                                        By:
                                           -----------------------------
                                                   , Partner
                                           --------

                                SCHEDULE 13.5(D)

                          OPINION OF COUNSEL TO BUYER
                                (SECOND CLOSING)

                                Schedule 13.5(d)
                             Form of Buyer's Opinion
                        To Be Delivered at Second Closing

                           ___________________, _____


Sungilt Corporation, Inc.
2309 N. Hampton Street
Tucson, Arizona 85719
Attention: Arlene Stevens

         Re: Stock Purchase Agreement dated as of ______________, 1997 (the "Purchase Agreement"), by and among Sungilt Corporation, Inc., a ___________________ corporation ("Seller"), Channel 46 of Tucson, Inc., a Delaware corporation (the "Company"), and Paxson Communications of Tucson-46, Inc., a Florida corporation ("Buyer").

Dear Ladies and Gentlemen:

         We have acted as special counsel for Buyer in connection with the transactions contemplated by the Purchase Agreement. This opinion is being delivered to you pursuant to Section 13.5(d) of the Purchase Agreement. All capitalized terms not defined in this opinion shall have the meanings set forth in the Purchase Agreement.

         In rendering this opinion, we have reviewed the following documents:

         1.       the Purchase Agreement;
         2. a certificate dated as of ________________ from the Secretary of State of Florida relating to the good standing of Buyer (the "Florida Good Standing Certificate");
         3. a certificate dated as of ________________ from the Secretary of State of Arizona relating to the good standing of Buyer (the "Arizona Good Standing Certificate");
         4. the Articles of Incorporation and the Bylaws of Buyer, each in the form certified to us by the Secretary of Buyer to be true and complete and in effect on the date of this opinion; and
         5. resolutions of the Board of Directors of Buyer certified to us by the Secretary of Buyer to be true and complete, to have been duly adopted




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                  by the Board of Directors of Buyer, and to be in full force and effect (without having been modified or rescinded) on the date of this opinion.

         In our examination of documents and records, we have assumed, without investigation, the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity with originals of all documents submitted to us as telecopied, certified, photostatic or reproduced copies and the authenticity of all such documents.

         In rendering this opinion, we have also assumed that (i) all parties to the Purchase Agreement (other than Buyer) are duly organized, validly existing, and in good standing under the laws of their respective jurisdictions of organization and have the requisite power to enter into and perform the Purchase Agreement, (ii) the execution and delivery of the Purchase Agreement has been duly authorized by all necessary action and proceedings on the part of all parties thereto other than Buyer, (iii) the Purchase Agreement has been duly executed and delivered by all parties thereto other than Buyer, and (iv) the Purchase Agreement constitutes the legal, valid, binding and enforceable obligations of all parties thereto other than Buyer.

         With respect to questions of fact, we have relied, without independent inquiry or verification by us, solely upon (a) the representations and warranties set forth in the Purchase Agreement, (b) representations of officers of Buyer and (c) certificates of public officials

         This opinion is limited to the law of the District of Columbia, the Florida Business Corporation Act and the federal law of the United States of America, insofar as such laws apply (collectively, "Applicable Law"), except that Applicable Law includes only those laws and regulations that a lawyer exercising customary professional diligence would reasonably recognize as being directly applicable to the transactions contemplated by the Purchase Agreement and excludes those set forth in Section 19 of the Legal Opinion Accord of the American Bar Association Section of Business Law (1991). We do not purport to be experts in the laws of the State of Florida, nor are we familiar with judicial interpretations of the laws of Florida, including the Florida Business Corporation Act. We have reviewed the text of the Florida Business Corporation Act and applied it to the transactions described herein in light of our knowledge of the law of other jurisdictions. We note that the Purchase Agreement by its terms provides that it is to be governed by the laws of the State of Delaware. Our opinion in paragraph 3 is given as if the Purchase Agreement were to be governed by the laws of the District of Columbia rather than the laws of the State of Delaware or the laws of any other state. We express no opinion as to conflicts of law rules,




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or the laws of any states or jurisdictions other than as specified above.
Additional limitations are set forth in the text of the opinion.

         Based upon the foregoing, subject to the assumptions, limitations and exceptions contained herein, we are of the opinion that:

         1. Based solely upon a review of the Florida Good Standing Certificate, Buyer is a corporation duly organized and in good standing under the laws of the State of Florida and based solely upon a review of the Arizona Good Standing Certificate, Buyer is duly qualified to do business as a foreign corporation in the State of Arizona and is in good standing under the laws of the State of Arizona.

         2. Buyer has full corporate power and authority under the Florida Business Corporation Act, its Articles of Incorporation and its Bylaws to execute, deliver and perform the Purchase Agreement. Buyer's execution, delivery and performance of the Purchase Agreement have been duly and validly authorized by all necessary corporate action on the part of Buyer under the Florida Business Corporation Act, its Articles of Incorporation and its Bylaws.

         3. The Purchase Agreement has been duly executed and delivered by Buyer and constitutes the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its respective terms subject to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to creditors' rights and (ii) certain equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

         4. The execution, delivery and performance by Buyer of the Purchase Agreement (a) do not violate any provisions of Buyer's Articles of Incorporation or Bylaws and (b) do not violate any Applicable Law or any judgment, order, injunction or decree which is applicable to Buyer and known to us.

         The information set forth herein is as of the date hereof. We assume no obligation to advise you of changes which may hereafter be brought to our attention. Our opinions are based on statutory provisions and judicial decisions in effect at the date hereof, and we do not opine with respect to any law, regulation, rule or governmental policy which may be enacted or adopted after the date hereof nor assume any responsibility to advise you of future changes in our opinions.




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         This letter is solely for your information in connection with the consummation of the transactions contemplated by the Purchase Agreement and is not to be quoted in whole or in part or otherwise referred to in any of your financial statements or public releases, nor is it to be filed with any governmental agency or other person without the prior written consent of a member of this firm. This opinion may not be relied upon by any person or entity other than the person to whom it is addressed.

                                    Very truly yours,

                                    DOW, LOHNES & ALBERTSON, PLLC



                                    By:
                                          ---------------------------------
                                          John R. Feore, Jr., Member